                                                     EXHIBIT 10.1



                    STOCK PURCHASE AGREEMENT


                     dated December 18, 1997


                         by and between


                Occidental Petroleum Corporation,
                            as Seller



                               and

                         KN Energy, Inc.
                            as Buyer

                        TABLE OF CONTENTS


ARTICLE I     PURCHASE AND SALE OF SHARES.........................2

     1.1      Sale and Purchase of Shares.........................2
     1.2      Purchase Price......................................2

ARTICLE II    REPRESENTATIONS AND WARRANTIES OF THE SELLER........2

     2.1      Organization and Qualification......................2
     2.2      Authority...........................................3
     2.3      Noncontravention....................................3
     2.4      MidCon's Capitalization.............................5
     2.5      Utility Status......................................5
     2.6      Waiver by the MidCon ESOP Trust.....................5
     2.7      Finders and Brokers.................................6
     2.8      Investment Purpose..................................6
     2.9      MidCon Significant Subsidiaries.....................6
     2.10     Financial Statements................................7
     2.11     Seller's SEC Reports................................8
     2.12     Absence of Certain Changes or Events................8
     2.13     Litigation..........................................8
     2.14     Compliance with Law.................................9
     2.15     Employees and Employee Benefit Matters..............9
     2.16     Contracts...........................................9
     2.17     No Undisclosed Liabilities.........................11
     2.18     Tax Matters........................................11

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF THE BUYER........12

     3.1      Organization and Qualification.....................12
     3.2      Authority..........................................12
     3.3      Noncontravention...................................13
     3.4      Utility Status.....................................14
     3.5      Finders and Brokers................................14
     3.6      Investment Purpose.................................15

ARTICLE IV    THE CLOSING........................................15

     4.1      Time and Place of the Closing......................15
     4.2      Conditions Precedent to the Obligations of the
              Buyer..............................................15
     4.3      Conditions Precedent to the Obligation of the
              Seller.............................................18
     4.4      Conditions of Both Parties.........................19

ARTICLE V     COVENANTS..........................................20

     5.1      Covenants by the Seller............................20
     5.2      Covenants by the Buyer.............................27
     5.3      Covenants of Both Parties..........................35

ARTICLE VI    TAXES..............................................43

     6.1      Section 338(h)(10) Election........................43
     6.2      Tax Sharing Agreement..............................43
     6.3      Federal Income Tax Returns and Combined State
              Income Tax Returns for Periods Through the
              Closing Date.......................................43
     6.4      No Adjustment of MidCon Tax Liability for the
              Taxable Year Ending December 31, 1997..............44
     6.5      Liability of MidCon and its Subsidiaries for
              Federal and Combined State Income Tax..............45
     6.6      Separate State, Local, Foreign Income Tax
              Returns............................................45
     6.7      Sales and Property Taxes...........................46
     6.8      State Franchise Taxes..............................46
     6.9      Adjustment Upon Leaving Consolidation..............47
     6.10     Sales and Transfer Taxes with Respect to this
              Transaction........................................47
     6.11     Cooperation........................................47
     6.12     Tax Proceedings....................................48
     6.13     Carrybacks.........................................48
     6.14     Prior Year Tax Returns.............................49
     6.15     Retention of Carryovers............................49
     6.16     Indemnification for Post-Closing Transactions......49

ARTICLE VII   TERMINATION........................................50

     7.1      Termination........................................50
     7.2      Effects of Termination.............................50

ARTICLE VIII  SURVIVAL & INDEMNITY.............................. 51

     8.1      Survival of Representations and Warranties;
              Limitations on Liability...........................51
     8.2      Indemnification by the Buyer.......................52
     8.3      Indemnification by the Seller......................53
     8.4      Interpretation.....................................55
     8.5      Exclusive Remedy...................................58

ARTICLE IX    DEFINITIONS........................................58

     9.1      Affiliate..........................................58
     9.2      Affiliated Group...................................59
     9.3      Agreement..........................................59

     9.4      B Facility Loan....................................59
     9.5      Business...........................................59
     9.6      Business Day.......................................59
     9.7      Buyer..............................................59
     9.8      Buyer Benefit Plans................................59
     9.9      Buyer Indemnitees..................................59
     9.10     Buyer's Pipeline Lease Guaranty....................59
     9.11     C Facility Loan....................................59
     9.12     Cash Management Agreement..........................60
     9.13     Certificate of Designations........................60
     9.14     Claim Notice.......................................60
     9.15     Closing............................................60
     9.16     Closing Date.......................................60
     9.17     CMIC Preferred Stock...............................60
     9.18     Code...............................................60
     9.19     Commitments........................................60
     9.20     Common Stock.......................................60
     9.21     Consents...........................................60
     9.22     Control............................................60
     9.23     Current Assets.....................................61
     9.24     Current Liabilities................................61
     9.25     Damages............................................61
     9.26     Dividend Note......................................61
     9.27     Employee Plans and Agreements......................61
     9.28     Employees..........................................62
     9.29     Employee Welfare Benefit Plan......................62
     9.30     Encumbrance........................................62
     9.31     ERISA..............................................62
     9.32     ESOP Note..........................................62
     9.33     Facilities.........................................62
     9.34     FERC...............................................62
     9.35     Financial Statements...............................62
     9.36     Former Salaried Employees..........................63
     9.37     Former Union Employees.............................63
     9.38     GAAP...............................................63
     9.39     Governmental Entity................................63
     9.40     Government Securities..............................63
     9.41     HSR Act............................................63
     9.42     Indemnified Person.................................64
     9.43     Insurance Novation Agreement.......................64
     9.44     Insurance Release Agreement........................64
     9.45     Intercompany Agreements............................64
     9.46     Knowledge..........................................64
     9.47     LIBO Business Day..................................64
     9.48     LIBO Rate..........................................64

     9.49     Material Adverse Effect............................65
     9.50     MidCon.............................................65
     9.51     MidCon ESOP........................................65
     9.52     MidCon ESOP Agreements.............................65
     9.53     MidCon ESOP Trustee................................66
     9.54     MidCon Indemnitees.................................66
     9.55     MidCon Loans.......................................66
     9.56     MidCon Restructuring Agreements....................66
     9.57     1997 Financial Statements..........................66
     9.58     Notified Party.....................................66
     9.59     Notifying Party....................................66
     9.60     OPC Loans..........................................66
     9.61     Originator Receivables Sale Agreement..............66
     9.62     Party..............................................67
     9.63     Person.............................................67
     9.64     Pipeline Lease.....................................67
     9.65     Pipeline Lease Guaranty............................67
     9.66     Pipeline Lessee....................................67
     9.67     Pipeline Lessor....................................67
     9.68     PUHCA..............................................67
     9.69     Purchase Price.....................................67
     9.70     Reference Rate.....................................68
     9.71     Related Agreements.................................68
     9.72     Salaried Employees.................................68
     9.73     SEC................................................68
     9.74     SEC Reports........................................68
     9.75     Securities Act.....................................68
     9.76     Securities Exchange Act............................68
     9.77     Seller.............................................68
     9.78     Seller Indemnitees.................................69
     9.79     Services Agreement.................................69
     9.80     Shares.............................................69
     9.81     Significant Subsidiary.............................69
     9.82     Subsidiary.........................................69
     9.83     Substitute Note....................................69
     9.84     Tax................................................70
     9.85     Tax Return.........................................70
     9.86     Tax Sharing Agreement..............................70
     9.87     Term Loan Agreement................................70
     9.88     Term Loan Assignment Agreement.....................71
     9.89     Termination Allowance Plan.........................71
     9.90     Termination Date...................................71
     9.91     Union..............................................71
     9.92     Union Contract.....................................71
     9.93     Union Employees....................................71

ARTICLE X     MISCELLANEOUS......................................72



     10.1     Further Assurances.................................72
     10.2     Preservation of Books and Records..................72
     10.3     Confidentiality....................................73
     10.4     Notices............................................73
     10.5     Public Announcements...............................74
     10.6     Successors and Assigns.............................74
     10.7     Expenses...........................................75
     10.8     Severability.......................................75
     10.9     Construction; Interpretation.......................76
     10.10    Entire Agreement; Third Party Beneficiaries........77
     10.11    Amendment and Modification.........................77
     10.12    Governing Law......................................77
     10.13    Waiver of Jury Trial...............................77
     10.14    Consent to Jurisdiction and Forum Selection........78
     10.15    Counterparts.......................................78


                           SCHEDULES AND EXHIBITS

NUMBER               TITLE
--------------------------------------------------------------------

Schedule 2.3 Non-Contravention of the Seller and MidCon and Encumbrances on the Shares

Schedule 2.9         MidCon Significant Subsidiaries

                     (i)  Name And Jurisdiction Of Organization
                     (ii) Number Of Shares Of Authorized Capital
                          Stock
                     (iii)     Number Of Issued And Outstanding
                          Shares
                     (iv) Name Of Holders Of Shares Of Each
                          Class
                     (v)  Number Of Shares Held In Treasury

Schedule 2.10        Financial Statements of MidCon

Schedule 2.12        Absence of Certain Changes or Events to
                     MidCon

Schedule 2.13        Litigation of MidCon

Schedule 2.14        Compliance with Law by MidCon

Schedule 2.16        Contracts of MidCon

                     2.16.1  Agreements related to Indebtedness
                             for Borrowed Money in excess of
                             $10,000,000

                     2.16.2  Agreements relating to Future
                             Acquisitions or Dispositions in
                             Excess of $10,000,000

                     2.16.3  Affiliate Contracts

                     2.16.4  Contracts Relating to Ownership of
                             Joint Ventures, Etc.

                     2.16.5 Any Contract Involving Payments to or from in Excess of $50,000,000

Schedule 2.17        Undisclosed Liabilities

Schedule 2.18        Tax Matters

Schedule 3.3         Non-Contravention of the Buyer

Schedule 5.1.1       Exceptions to the Seller's Operations
                     Covenant

Schedule 5.2.3       Seller Employee Obligations

Schedule 5.2.5       Commitments of MidCon

Exhibit 4.2.3        Opinion of Counsel to the Seller

Exhibit 4.3.4        Opinion of Counsel to the Buyer

Exhibit 5.1.5(a)     Insurance Release Agreement

Exhibit 5.1.5(b)     Insurance Novation Agreement

Exhibit 9.83         Form of Substitute Promissory Note

Exhibit 9.88         Form of Term Loan Assignment Agreement

                    STOCK PURCHASE AGREEMENT


      STOCK PURCHASE AGREEMENT, dated as of December 18, 1997, by

and   between  Occidental  Petroleum  Corporation,   a   Delaware

corporation  (the  "Seller"),  and  KN  Energy,  Inc.,  a  Kansas

corporation  (the  "Buyer").   Capitalized  terms  used  but  not

otherwise  defined  herein  shall have  the  respective  meanings ascribed thereto in Article IX of this Agreement.


                      W I T N E S S E T H:
                      - - - - - - - - - -

      WHEREAS,  the Seller owns all of the issued and outstanding

Common Stock of MidCon; and

     WHEREAS, the Seller desires to sell and the Buyer desires to purchase  the Shares upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, the Boards of Directors of the Seller and the Buyer

have approved the acquisition of MidCon by the Buyer; and

      NOW,  THEREFORE, in consideration of, and subject  to,  the

mutual   covenants,  agreements,  terms  and  conditions   herein

contained, the Parties agree as follows:

                            ARTICLE I

                   PURCHASE AND SALE OF SHARES


      1.1   Sale and Purchase of Shares. Subject to and upon  the
            ---------------------------
terms  and conditions set forth in this Agreement, including  the

Buyer's  delivery  of the Substitute Note, at  the  Closing,  the

Seller shall sell, assign, transfer and convey to the Buyer,  and the  Buyer shall purchase and acquire from the Seller, all of the

Shares.

      1.2  Purchase Price. The purchase price for the Shares (the
           --------------
"Purchase Price") shall be $2,103,974,390 to be paid by the Buyer to  the  Seller  at the Closing by wire transfer  of  immediately available funds to the bank account of the Seller which shall  be designated  by the Seller to the Buyer in writing not later  than three (3) Business Days prior to the Closing Date.



                           ARTICLE II

          REPRESENTATIONS AND WARRANTIES OF THE SELLER


      The  Seller hereby represents and warrants to the Buyer  as follows:


     2.1  Organization and Qualification.
          ------------------------------

           2.1.1      The Seller is a corporation duly organized,

validly existing and in good standing under the laws of the State of Delaware.


           2.1.2      MidCon  is  a corporation  duly  organized,

validly existing and in good standing under the laws of the State of  Delaware.  MidCon has all requisite corporate power  to  own,

use or lease its properties and to carry on its business as it is now being conducted.

MidCon is duly qualified as a foreign corporation to do business,

and  is in good standing, in each jurisdiction where both (a) the character  of  its properties owned or held under  lease  or  the nature  of its activities makes such qualification necessary  and

(b)  the failure to qualify would have a Material Adverse  Effect on MidCon and its Subsidiaries, taken as a whole.  The Seller has delivered  to  the  Buyer  a complete and  correct  copy  of  the

Certificate of Incorporation and By-laws of MidCon,  each  as  in effect on the date hereof.


      2.2   Authority.  The  Seller has full corporate  power  to
            ---------
execute  and  deliver  this  Agreement  and  to  consummate   the

transactions contemplated hereby. The execution and  delivery  of

this   Agreement   and  the  consummation  of  the   transactions

contemplated hereby on the part of the Seller have been duly  and validly  authorized by the Seller's Board of  Directors,  and  no other  corporate  proceedings on  the  part  of  the  Seller  are necessary,  as a matter of law or otherwise, for the consummation of the transactions contemplated hereby.  This Agreement has been duly  and validly executed and delivered by the Seller and  is  a valid and binding agreement of the Seller, enforceable against it in accordance with its terms.


      2.3   Noncontravention. Except as provided on Schedule 2.3,
            ----------------                        ------------
the execution and delivery of this Agreement, the consummation of the  transactions contemplated hereby and the performance by  the

Seller of its obligations hereunder will not:


      (a)  conflict with or result in any breach of any provision of  the  Certificate of Incorporation or By-laws of  the  Seller,

MidCon or any Significant Subsidiary;

      (b)  require any consent, approval, order, authorization or permit  of, or registration, filing with or notification to,  any

Governmental  Entity  or  any private  third  party,  except  for filings,  consents, approvals, orders, authorizations or  permits which  (i)  are required under the HSR Act; (ii) are required  by the  FERC;  (iii) are required by the Texas Railroad  Commission;

(iv)  are required by the Kansas Corporation Commission; (v) will not  result  in  a  Material Adverse Effect  on  MidCon  and  its

Subsidiaries,  taken  as a whole; or (vi) will  not  prevent  the consummation of the transactions contemplated hereby, if not made or acquired;


      (c)  result in any violation or breach of, or constitute  a default  under  (or  give  rise  to  any  right  of  termination,

cancellation or acceleration or guaranteed payments under or to a loss  of  a  material  benefit  or  result  in  the  creation  or imposition  of  a  lien under), any of the terms,  conditions  or provisions  of  any  note, lease, mortgage,  indenture,  license,

agreement  or other instrument or obligation to which the  Seller is a party or by which the properties or assets of the Seller may be  bound, or, to the Seller's Knowledge, to which MidCon or  any of  its  Significant  Subsidiaries is a party  or  by  which  the properties  or  assets of MidCon or its Significant  Subsidiaries may be bound, except for such violations, breaches, defaults,  or rights  of  termination, cancellation or acceleration, or  losses which would not result in a Material Adverse Effect on MidCon and its Subsidiaries, taken as a whole;


      (d)  violate the provisions of any order, writ, injunction,

judgment, decree, statute, rule or regulation applicable  to  the

Seller,  or  to the Seller's Knowledge, to MidCon or any  of  its

Significant Subsidiaries, that would result in a Material Adverse

Effect on MidCon and its Subsidiaries, taken as a whole; or

      (e)   result  in the creation of any Encumbrance  upon  the

Shares under any agreement or instrument to which the Seller is a party or by which the Seller is bound, or, to Seller's Knowledge,

upon  any  of the properties or assets of MidCon or  any  of  its

Significant  Subsidiaries under any agreement  or  instrument  to which  MidCon or its Significant Subsidiaries is a  party  or  by which MidCon or its Significant Subsidiaries is bound.


      2.4   MidCon's  Capitalization. MidCon  has  an  authorized
            ------------------------
capitalization  consisting solely of 1,400,000 shares  of  common

stock,  par  value  $.01 per share ("Common Stock").   There  are

1,400,000 shares of Common Stock issued and outstanding,  all  of which  are owned, beneficially and of record, by the Seller  (the

"Shares") free and clear of all Encumbrances except as set  forth on  Schedule 2.3.  The Shares have been validly issued, are fully
    ------------
paid and nonassessable.  No agreement or other document grants or imposes  on  any  Shares  any  right,  preference,  privilege  or restriction  with respect to the transaction contemplated  hereby

(including, without limitation, any right of first refusal).


      2.5  Utility Status. Neither the Seller, MidCon nor any  of
           --------------
its  Significant Subsidiaries is a "Holding Company" or a "Public

Utility  Company" or a "Gas Utility Company" as those  terms  are defined in the PUHCA.


      2.6   Waiver  by  the  MidCon ESOP Trust.  The  Seller  has
            ----------------------------------
obtained  a  written waiver by the MidCon ESOP Trust of  all  its rights  to exchange the CMIC Preferred Stock for, or to  cause  a third  party  to acquire, the Shares pursuant to the MidCon  ESOP

Agreements.

      2.7   Finders and Brokers. No broker, finder or  investment
            -------------------
banker  is  entitled to any brokerage, finder's or other  similar

fee   or   commission   in  connection  with   the   transactions

contemplated  by this Agreement as a result of arrangements  made by  or  on behalf of the Seller or MidCon other than (a)  Merrill

Lynch & Co. and Credit Suisse First Boston Corporation, the  fees of  whom  will be paid by the Seller and (b) the agreements  with the MidCon ESOP Trustee and its advisors, which fees and expenses will be paid by MidCon.


      2.8   Investment  Purpose.  The  Seller  is  acquiring  the
            -------------------
Substitute  Note for its own account and not with a view  to  any sale or distribution thereof in violation of any securities laws.

The  Seller has no present intention of selling, distributing  or otherwise  disposing  of any portion of the  Substitute  Note  in violation  of  any such laws.  The Seller acknowledges  that  the

Substitute  Note has not been registered or qualified  under  the

Securities Act or any state securities laws and may not be  sold,

assigned, pledged or otherwise disposed of in the absence of such registration  unless  an  exemption  from  such  registration  is available.


      2.9   MidCon  Significant Subsidiaries.  Schedule 2.9  sets
            --------------------------------   ------------
forth   for  each  Significant  Subsidiary  (i)  its   name   and

jurisdiction  of  organization, (ii)  the  number  of  shares  of authorized  capital  stock of each class of  its  capital  stock,

(iii)  the number of issued and outstanding shares of each  class of  its capital stock, (iv) the names of the holders of shares of each class of stock and the number of shares held by such holder,

and  (v)  the  number  of  shares of its capital  stock  held  in treasury.  Each of the Significant Subsidiaries is a corporation,

validly  existing  and in good standing under  the  laws  of  its jurisdiction of incorporation, is qualified to do business  as  a foreign  corporation and is in good standing in each jurisdiction in which the character of such

Subsidiary's properties or the nature of its business makes  such qualification necessary, except in jurisdictions, if  any,  where the  failure  to be so qualified would not result in  a  Material

Adverse Effect on MidCon and its Subsidiaries, taken as a  whole.

Each  of the Significant Subsidiaries has the requisite corporate power  to  own, use or lease its properties and to carry  on  its business  as  it  is  now being conducted.  All  the  issued  and

outstanding   shares  of  capital  stock  of   each   Significant

Subsidiary  have  been duly authorized and  are  validly  issued,

fully  paid  and  nonassessable;  and  except  as  set  forth  on

Schedule  2.9, there are no outstanding or authorized  rights  of
-------------
any  Person  that  could  require any Significant  Subsidiary  to issue,  sell or otherwise cause to become outstanding any of  its capital stock.


      2.10  Financial Statements. Schedule 2.10  sets  forth  the
            --------------------  -------------
audited  consolidated  financial statements  of  MidCon  and  its

consolidated  Subsidiaries  (including  any  related  notes   and

schedules) for each of the three years ended December  31,  1994,

1995  and  1996  and for the ten months ended  October  31,  1997

(collectively,  the  "Financial  Statements").    The   Financial

Statements have been prepared in accordance with GAAP applied  on a  consistent  basis and present fairly in all material  respects

the   consolidated   financial  position  of   MidCon   and   its

consolidated  Subsidiaries  as  of  the  date  thereof,  and  the consolidated results of operations and cash flows of  MidCon  and its  consolidated Subsidiaries for the periods presented  therein

(except as may be indicated in the notes thereto and subject,  in the  case of financial statements for the ten-month period  ended

October  31,  1997, to normal and recurring year-end  adjustments and the absence of amounts for the comparable period in 1996).

      2.11  Seller's  SEC  Reports.  The  Seller  files  reports,
            ----------------------
statements  and schedules with the SEC pursuant to the Securities

Exchange Act (collectively, the "SEC Reports").  None of the  SEC

Reports, to the extent they refer to MidCon and its Subsidiaries,

contain, as of their respective dates, any untrue statement of  a material fact, or omit, as of their respective dates, to state  a fact  required to be stated therein or necessary in order to make the  statements  made therein, in each case,  as  it  relates  to

MidCon and its Subsidiaries, in light of the circumstances  under which they were made, not misleading.


      2.12  Absence  of  Certain Changes  or  Events.  Except  as
            ----------------------------------------
contemplated by this Agreement, or as disclosed in the  Financial

Statements  or  Schedule 2.12, to the Seller's  Knowledge,  since
                -------------
October  31,  1997,  (a) MidCon and its Significant  Subsidiaries

have  conducted their respective businesses only in the  ordinary course,  consistent  with past practice  during  the  immediately preceding  twelve  month period, and (b) as of  the  date  hereof there  has  not  occurred or arisen any event that  has  had  or,

insofar as reasonably can be foreseen, is likely in the future to have,  a  Material Adverse Effect on MidCon and its Subsidiaries,

taken  as  a  whole, other than events or developments  generally affecting  the  industry  in which MidCon  and  its  Subsidiaries operate.


      2.13  Litigation.  Except as recorded or disclosed  in  the
            ----------
Financial Statements or Schedule 2.13, to the Seller's Knowledge,
                        -------------
as of the date hereof, no actions, suits, arbitration proceedings or  governmental  proceedings are pending or  threatened  against

MidCon or any of its Significant Subsidiaries which would have  a

Material Adverse Effect on MidCon and its Subsidiaries, taken  as a whole.

     2.14 Compliance with Law. Except as recorded or disclosed in
          -------------------
the  Financial  Statements  or Schedule  2.14,  to  the  Seller's
                               --------------
Knowledge, neither MidCon nor any of its Significant Subsidiaries is  in  violation  of any federal, state, local or  foreign  law,

ordinance,  regulation, judgment, order or decree, the  violation of  which would have a Material Adverse Effect on MidCon and  its

Subsidiaries, taken as a whole.


     2.15 Employees and Employee Benefit Matters. To the Seller's
          --------------------------------------
Knowledge,  (i)  each  "employee benefit  plan",  as  defined  in

Section  3(3)  of ERISA, maintained by MidCon or its  Significant

Subsidiaries   complies  in  all  material  respects   with   all

applicable  requirements of ERISA and  of  the  Code,  and  other

applicable  laws;  and  (ii)  neither  MidCon  nor  any  of   its

Significant Subsidiaries, nor any of their respective  directors,

officers,  employees or agents has, with respect to any  employee

benefit   plan   maintained   by  MidCon   or   its   Significant

Subsidiaries,  engaged in any "prohibited transaction,"  as  such term  is  defined in Section 4975 of the Code or Section  406  of

ERISA, which would result in any taxes or penalties on prohibited

transactions   under  Section  4975  of   the   Code   or   under

Section  502(i)  of  ERISA, which would have a  Material  Adverse

Effect on MidCon and its Subsidiaries, taken as a whole.


     2.16 Contracts. Schedule 2.16 sets forth a true and complete
          ---------  -------------
list  of  each  of the following contracts that are currently  in effect and to which MidCon or any of its Significant Subsidiaries is  a  party,  or by which any of their assets or  properties  is bound:


           2.16.1     each contract which provides  for  (i)  the

borrowing   of  money  by  MidCon  or  any  of  the   Significant

Subsidiaries or (ii) the direct or indirect guarantee  by  MidCon or any
of  the  Significant Subsidiaries of any obligation of any  other

Person   for  borrowed  money  that,  in  either  case,   exceeds

$10,000,000.


           2.16.2    each contract which provides for the  future

disposition  or  acquisition by MidCon or any of the  Significant

Subsidiaries of any assets or properties of any Person or of  any interest  in  any business enterprise (other than the disposition or  acquisition of investments in the ordinary course of business and consistent with past practice) that involves consideration in excess of $10,000,000.


           2.16.3     each  contract to which the Seller  or  any

Affiliate  of the Seller (other than MidCon and its Subsidiaries)

is  a party (including those relating to allocations of expenses,

personnel, services, or facilities);


           2.16.4    each contract to which MidCon or any of  the

Significant Subsidiaries is a party relating to its ownership  in a joint venture or similar arrangement involving an investment by

MidCon of $5 million or more;


           2.16.5    each contract not disclosed pursuant to  the

foregoing   clauses  2.16.1  through  2.16.4  that   involves   a

contractual commitment for the payment, pursuant to the terms  of such  contract,  by  or  to  MidCon or  any  of  the  Significant

Subsidiaries of more than $50,000,000.


To  the  Knowledge of the Seller, neither MidCon nor any  of  the

Significant Subsidiaries nor any other Party to any such contract is  currently  in  violation, breach or default  under  any  such contract  or,  with or without notice or lapse of time  or  both,

would be in violation or breach of
or default under any such contract, except such as would not have a  Material Adverse Effect on MidCon and its Subsidiaries,  taken as a whole.


      2.17  No  Undisclosed Liabilities. Except as set  forth  in
            ---------------------------
Schedule  2.17,  to  the  Seller's  Knowledge,  MidCon  and   its
--------------
consolidated Subsidiaries have no liabilities or obligations that would  be  required to be recorded or disclosed in a consolidated balance  sheet  of  MidCon and its consolidated Subsidiaries,  or

footnotes   thereto,   prepared  as  of  the   date   that   this

representation  is  made, in accordance  with  GAAP,  other  than liabilities and obligations recorded or disclosed in the  balance sheet included in or in footnotes to the Financial Statements, or incurred  in  the ordinary course of business since  October  31,

1997.


      2.18  Tax  Matters.  Except as provided on  Schedule  2.18:
            ------------                          --------------
(i)   the  Seller  has  filed,  or  has  caused  MidCon  and  its

Subsidiaries to have timely filed, all Tax Returns the  due  date of  which is on or prior to the Closing Date; (ii) MidCon and its

Subsidiaries, or the Seller on their behalf, have timely paid all

Taxes   shown   as   due  and  payable  on  such   Tax   Returns;

(iii)  adequate  accruals  or provisions  including  current  Tax liabilities, all in accordance with GAAP applied on a  consistent basis  for all Taxes due with respect to any period ending on  or prior  to  December  31, 1997 will have been  made  in  the  1997

Financial Statements; (iv) no assessment of Tax has been proposed in  writing  against MidCon or its Subsidiaries or any  of  their

assets  or  properties;  (v)  neither  MidCon  nor  any  of   its

Subsidiaries has an outstanding agreement, waiver or  arrangement extending any statute of limitations in respect of Taxes  or  has agreed  to any extension of time with respect to a Tax assessment or deficiency except in all cases which would not have a Material

Adverse Effect on MidCon and its Subsidiaries, taken as a whole. The statute of limitations in respect of federal

Taxes  has expired through the period set forth on Schedule 2.18.
                                                   -------------
Schedule  2.18  lists all federal Tax Returns that are  currently
--------------
the subject of audit.



                           ARTICLE III

           REPRESENTATIONS AND WARRANTIES OF THE BUYER


      The  Buyer hereby represents and warrants to the Seller  as follows:


       3.1   Organization  and  Qualification.  The  Buyer  is  a
             --------------------------------
corporation duly organized, validly existing and in good standing

under  the  laws  of  the state of Kansas.   The  Buyer  has  all

requisite corporate power to own, use or lease its properties and to carry on its business as it is now being conducted.  The Buyer is duly qualified as a foreign corporation to do business, and is in  good  standing, in each jurisdiction where both the character of  its properties owned or held under lease or the nature of its activities makes such qualification necessary and the failure  to qualify would have a Material Adverse Effect on the Buyer and its

Subsidiaries taken as a whole.


      3.2   Authority.   The  Buyer has full  corporate  power  to
            ---------
execute  and  deliver  this  Agreement  and  to  consummate   the

transactions contemplated hereby. The execution and  delivery  of

this   Agreement   and  the  consummation  of  the   transactions

contemplated hereby on the part of the Buyer have been  duly  and validly  authorized  by the Buyer's Board of  Directors,  and  no other  corporate  proceedings  on  the  part  of  the  Buyer  are necessary,  as a matter of law or otherwise, for the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Buyer and is  a  valid  and  binding  agreement of the  Buyer,  enforceable against it in accordance with its terms.


      3.3   Noncontravention. Except as provided on Schedule 3.3,
            ----------------                        ------------
the execution and delivery of this Agreement, the consummation of

the   transactions  contemplated  by  this  Agreement   and   the

performance by the Buyer of its obligations hereunder will not:


      (a)  conflict with or result in any breach of any provision of the Buyer's Articles of Incorporation or By-laws;


      (b)  require any consent, approval, order, authorization or permit  of, or registration, filing with or notification to,  any

Governmental  Entity  or  any private  third  party,  except  for filings,  consents, approvals, orders, authorizations or  permits which  (i)  are required under the HSR Act; (ii) are required  by the  FERC;  (iii) are required by the Texas Railroad  Commission;

(iv)  are required by the Kansas Corporation Commission; (v) will not  result  in  a Material Adverse Effect on the Buyer  and  its

Subsidiaries,  taken  as a whole; or (vi) will  not  prevent  the consummation of the transactions contemplated hereby, if not made or acquired.


      (c)   result  in  any  violation of or  the  breach  of  or

constitute  a  default  under (or  give  rise  to  any  right  of termination, cancellation or acceleration or guaranteed  payments under  or  to  a  loss of a material benefit  or  result  in  the creation  or  imposition  of a lien  under)  any  of  the  terms,

conditions or provisions of any note, lease, mortgage, indenture,

license, agreement or other instrument or obligation to which the

Buyer  or one of the Buyer's Subsidiaries is a party or by  which the  Buyer,  any  of the Buyer's Subsidiaries  or  any  of  their respective properties or
assets  may  be  bound,  except for  such  violations,  breaches,

defaults, or rights of termination, cancellation or acceleration,

or  losses which requisite waivers or consents have been obtained or  which  would not result in a Material Adverse Effect  on  the

Buyer and its Subsidiaries taken as a whole;


      (d)  violate the provisions of any order, writ, injunction,

judgment, decree, statute, rule or regulation applicable  to  the

Buyer,  that  would result in a Material Adverse  Effect  on  the

Buyer and its Subsidiaries taken as a whole; or


      (e)   result  in the creation of any Encumbrance  upon  any

shares of capital stock, properties or assets of the Buyer or the

Buyer's  Subsidiaries under any agreement or instrument to  which the  Buyer or the Buyer's Subsidiaries is a party or by which the

Buyer or the Buyer's Subsidiaries is bound.


      3.4   Utility  Status. Neither the Buyer  nor  any  of  its
            ---------------
Subsidiaries is a "Holding Company" or a "Public Utility Company"

or  a  "Gas  Utility Company" as those terms are defined  in  the

PUHCA.


      3.5   Finders and Brokers. No broker, finder or  investment
            -------------------
banker  is  entitled to any brokerage, finder's or other  similar

fee   or   commission   in  connection  with   the   transactions

contemplated  by this Agreement as a result of arrangements  made by  or  on  behalf of the Buyer other than Morgan Stanley  &  Co.

Incorporated,  Petrie  Parkman & Co., Inc. and  Salomon  Brothers

Inc, the fees of whom will be paid by the Buyer.

      3.6   Investment Purpose. The Buyer is acquiring the Shares
            ------------------
and  the ESOP Note for its own account and not with a view to any sale or distribution thereof in violation of any securities laws.

The  Buyer  has no present intention of selling, distributing  or otherwise disposing of any portion of the Shares or the ESOP Note in  violation of any such laws.  The Buyer acknowledges that  the

Shares  and  the ESOP Note have not been registered or  qualified under the Securities Act or any state securities laws and may  be sold,  assigned, pledged or otherwise disposed of in the  absence of  such  registration only pursuant to an  exemption  from  such registration and in accordance with this Agreement.



                           ARTICLE IV

                           THE CLOSING


      4.1   Time  and  Place  of  the  Closing.  Subject  to  the
            ----------------------------------
satisfaction  or  waiver of the conditions  precedent  set  forth herein,  the  closing  of the transactions contemplated  by  this

Agreement (the "Closing") shall take place at the offices of  the

Seller,  10889  Wilshire Boulevard, Los Angeles,  California,  at

10:00  a.m.  Los Angeles time on February 27, 1998,  or  at  such later  Business Day, place and time as the Seller shall  specify,

but no later than June 30, 1998.


      4.2   Conditions Precedent to the Obligations of the Buyer.
            ----------------------------------------------------
The  obligation  of  the  Buyer  to consummate  the  transactions contemplated hereby shall be subject to satisfaction  or  waiver,

at  or prior to the Closing, of the conditions set forth in  this

Section 4.2.

           4.2.1     Resolutions of the Board of Directors.   The
                     -------------------------------------
Seller  shall  have  furnished the  Buyer  at  the  Closing  with certified  copies of resolutions duly adopted  by  the  Board  of

Directors   of   the  Seller,  or  a  committee  thereof,   which

resolutions   shall   authorize  the  execution,   delivery   and

performance of this Agreement by the Seller.


          4.2.2     Representations and Warranties to be True and
                    ---------------------------------------------
Correct.   The  representations  and  warranties  of  the  Seller
-------
contained  in  Article  II (as amended  or  updated  pursuant  to

Section  5.3.3)  shall  be  true and  accurate  in  all  material respects  (if  not  qualified as to  materiality)  and  true  and accurate  (if so qualified) as of the Closing Date with the  same force  and  effect as though made at and as of the  Closing  Date

(except  to  the  extent  a  representation  or  warranty  speaks specifically  as of an earlier date or except as contemplated  by this  Agreement).  The Seller shall have furnished the  Buyer  at the Closing with certificates dated as of the Closing Date of two officers of the Seller, to the effect set forth above, and of two officers of MidCon, to the effect set forth above but only to the extent  that the representations and warranties relate to  MidCon or its Subsidiaries.


           4.2.3     Opinion of Counsel to the Seller.  The Buyer
                     --------------------------------
shall  have  received  an opinion from counsel  employed  by  the

Seller, dated as of the Closing Date, to the effect set forth  on

Exhibit  4.2.3,  subject  only  to customary  qualifications  and
--------------
exceptions reasonably acceptable to the Buyer.


           4.2.4      Obligations of the Seller to be  Fulfilled.
                      ------------------------------------------
The  Seller  shall have performed and complied  in  all  material respects  with  the covenants required by this  Agreement  to  be performed  and  complied with by the Seller at or  prior  to  the

Closing.  The Seller shall have
furnished the Buyer at the Closing with a certificate dated as of the  Closing Date of two officers of the Seller to the effect set forth above.


           4.2.5     Resignation of the Directors.  All directors
                     ----------------------------
of  MidCon and its Subsidiaries shall have tendered their written resignations,  effective as of the Closing Date,  or  their  term shall have expired prior thereto.


           4.2.6      Transfer of Shares.  The Seller shall  have
                      ------------------
delivered to the Buyer the certificates which represent  all  the

Shares,  together  with stock powers or other transfer  documents duly endorsed in the name of the Buyer or its permitted assigns.


           4.2.7      Intercompany Agreements.  The Seller  shall
                      -----------------------
have  taken  or shall have caused its Subsidiaries to have  taken the following actions with regard to the Intercompany Agreements:


           (a)   Contribution  of Net Balance.   The  assignment,
                 ----------------------------
immediately  prior to the Closing, of the right  to  receive  all payments of principal of and interest on the Dividend Note  other than  the  amount  of interest accruing from  December  31,  1997 through  the  Closing Date pursuant to the  Dividend  Note  as  a contribution  to  the capital of MidCon, which  assignment  shall

occur    before    any    distribution   occurs    pursuant    to

Section 5.1.2(a)(i);


           (b)  Services Agreement.  The Services Agreement shall
                ------------------
have been terminated as provided more fully in Section 5.3.5;


           (c)  Tax Sharing Agreement.  The Tax Sharing Agreement
                ---------------------
shall have been terminated as provided more fully in Section 6.2.

      4.3   Conditions Precedent to the Obligation of the Seller.
            ----------------------------------------------------
The  obligation  of  the  Seller to consummate  the  transactions contemplated hereby shall be subject to satisfaction  or  waiver,

at  or  prior to the Closing of the conditions set forth in  this

Section 4.3.


           4.3.1     Resolutions of the Board of Directors.   The
                     -------------------------------------
Buyer  shall  have  furnished  the Seller  at  the  Closing  with certified  copies of resolutions duly adopted  by  the  Board  of

Directors  of  the Buyer, which resolutions shall  authorize  the

execution,  delivery  and  performance  by  the  Buyer  of   this

Agreement,  the  Substitute Note, and the  Term  Loan  Assignment

Agreement,  the  Buyer's  Pipeline  Lease  Guaranty  and  related commitments  to  be provided pursuant to Section  5.3.6  and  the

Insurance Novation Agreement.


          4.3.2     Representations and Warranties to be True and
                    ---------------------------------------------
Correct.   The  representations  and  warranties  of  the   Buyer
-------
contained  in  Article  III (as amended or  updated  pursuant  to

Section  5.3.3)  shall  be  true and  accurate  in  all  material respects  (if  not  qualified as to  materiality)  and  true  and accurate  (if so qualified) as of the Closing Date with the  same force  and  effect as though made at and as of the  Closing  Date

(except  to  the  extent  a  representation  or  warranty  speaks specifically  as of an earlier date or except as contemplated  by this  Agreement).  The Buyer shall have furnished the  Seller  at the  Closing  with a certificate of two of its  officers  to  the effect set forth in this Section 4.3.2.


           4.3.3      Obligations of the Buyer to  be  Fulfilled.
                      ------------------------------------------
The  Buyer  shall  have performed and complied  in  all  material respects  with  the covenants required by this  Agreement  to  be performed  and  complied with by the Buyer at  or  prior  to  the

Closing.  The Buyer shall
have  furnished  the Seller at the Closing with a certificate  of

two   of   its  officers  to  the  effect  set  forth   in   this

Section 4.3.3.


           4.3.4     Opinion of Counsel to the Buyer.  The Seller
                     -------------------------------
shall  have  received  from counsel employed  by  the  Buyer,  an opinion, dated as of the Closing Date, to the effect set forth on

Exhibit  4.3.4,  subject  only  to customary  qualifications  and
--------------
exceptions reasonably acceptable to the Seller.


           4.3.5      Delivery of the Purchase Price.  The  Buyer
                      ------------------------------
shall  have  delivered the Purchase Price to the  Seller  at  the

Closing.


      4.4   Conditions of Both Parties. The obligations  of  both
            --------------------------
Parties to consummate the transactions contemplated hereby  shall be  subject to satisfaction or waiver, at or prior to the Closing of the conditions set forth in this Section 4.4.


           4.4.1      Consents.   All Consents  shall  have  been
                      --------
filed,   occurred  or  been  obtained  and  shall  be  in  effect

immediately  prior  to and as of the Closing,  except  where  the failure  to  obtain such Consents will not result in  a  Material

Adverse Effect on MidCon and its Subsidiaries, taken as a  whole,

will not materially impair the ability of either Party to perform its  obligations  under this Agreement and will not  prevent  the consummation  of  any  of the transactions contemplated  by  this

Agreement.    Any  applicable  waiting  period   imposed   by   a

Governmental  Entity, including that imposed under the  HSR  Act,

shall have expired or been terminated.

           4.4.2     Litigation.  No temporary restraining order,
                     ----------
preliminary  injunction or permanent injunction  or  other  order precluding, restraining, enjoining, preventing or prohibiting the consummation  of the Agreement and the transactions  contemplated by this Agreement shall have been issued by any federal, state or foreign court or other Governmental Entity and remain in effect.


           4.4.3      Statutory Requirements.  No federal, state,
                      ----------------------
local  or  foreign statute, rule or regulation  shall  have  been enacted  which  prohibits the consummation  of  the  transactions contemplated by this Agreement or would make the consummation  of such transactions illegal.



                            ARTICLE V

                            COVENANTS


     5.1  Covenants by the Seller.
          -----------------------

           5.1.1      Operation of Business.  During  the  period
                      ---------------------
from  the  date of this Agreement to the Closing Date, except  as otherwise contemplated by this Agreement, after consultation with the  Buyer  if  so provided below or consented to  by  the  Buyer

(which  consent shall not be unreasonably withheld),  the  Seller will cause each of MidCon and its Significant Subsidiaries to:


                (a)   carry on its business only in the  ordinary

course  consistent  with  past practice  during  the  immediately preceding twelve-month period;


               (b)  not amend its Certificate of Incorporation or

By-laws;

               (c)  not acquire by merging or consolidating with,

or  purchasing  substantially all the  assets  of,  or  otherwise

acquiring   any   business   or  any  corporation,   partnership,

association  or  other business organization or division  thereof which would be material, individually or in the aggregate, to the business, financial condition or results of operations of  MidCon and its Subsidiaries taken as a whole;


                (d)   not,  except  in  the  ordinary  course  of

business,  sell, lease, or otherwise dispose of, nor  voluntarily encumber, any of its assets (except as listed on Schedule  5.1.1)
                                                 ---------------
which  are  material, individually or in the  aggregate,  to  the business  or  financial  condition or results  of  operations  of

MidCon and its Subsidiaries taken as a whole;


                (e)   not  declare, set aside, make  or  pay  any

dividend   or   other   distribution   (except   as   listed   on

Schedule  5.1.1),  in respect of its capital  stock  (other  than
---------------
dividends   and   distributions  payable   to   MidCon   or   its

Subsidiaries) or purchase or redeem, directly or indirectly,  any shares of its capital stock (other than for cash);


                (f)   not issue or sell any shares of its capital

stock of any class (other than to MidCon or its Subsidiaries);


               (g)  not incur any indebtedness for borrowed money

(other  than  from  the  Seller),  or  issue  or  sell  any  debt securities,  other  than  in  the  ordinary  course  of  business consistent  with  past practice during the immediately  preceding twelve-month period or as described on Schedule 5.1.1;
                                       --------------

                (h)  not (i) grant to any officer or director any

increase  in  any  compensation in any form,  other  than  as  is

consistent   with  prior  practice,  or  in  any   severance   or

termination  pay,  or  (ii) enter into or  amend  any  employment agreement  with  an  officer, or (iii) amend  the  terms  of  any

Employee  Benefit  Plans and Agreements (other  than  as  may  be required by applicable law or Governmental Entity) or (iv)  adopt any  new  employee benefit plan or arrangement in each  case  for which  MidCon  or  its Subsidiaries will be obligated  after  the

Closing unless listed on Schedule 5.1.1;
                         --------------


               (i)  not, except for the transactions contemplated

by  this  Agreement, directly or indirectly solicit proposals  or offers  from  any  person  or  initiate  or  participate  in  any discussions  with  any  person relating  to  any  acquisition  or purchase  of all or a material amount of the assets  of,  or  any securities  of,  MidCon  or  any of its Significant  Subsidiaries

unless listed on Schedule 5.1.1;
                 --------------


                (j)   without prior consultation with the  Buyer,

not enter into any other contract or commitment having a value in excess of $50 million;


                (k)   without prior consultation with the  Buyer,

(i)  not enter into any fixed price purchases or sales of natural gas  unless  they  are hedged nor (ii) enter into  any  commodity futures contracts, options or swaps unless the transactions are a hedge  as  defined  in  the Financial Accounting  Standard  Board

Statement of Financial Accounting Standards No. 80 or unless  the volume in aggregate at any time does not exceed two billion cubic feet.

                (l)   without prior consultation with the  Buyer,

(i)  not  enter  into  any  fixed price  purchases  or  sales  of electricity  unless  they  are hedged nor  (ii)  enter  into  any

commodity   futures  contract,  options  or  swaps   unless   the

transactions  are a hedge as defined in the Financial  Accounting

Standard Board Statement of Financial Accounting Standards No. 80

or  unless  the volume in aggregate at any time does  not  exceed

16,800 MWhs.


      Notwithstanding  the foregoing or any other  provisions  of

this   Agreement,  the  Seller  and  MidCon  may  amend,  modify,

terminate  or  release  any  of the  MidCon  ESOP  Agreements  or obligations  thereunder; provided, however, that  the  amount  of outstanding principal of, and interest on, the ESOP Note will not be modified.


          5.1.2     The Cash Management Agreement.
                    -----------------------------

                (a)   Pre-closing Adjustment.  The Seller  shall,
                      ----------------------
and  shall  cause MidCon to, adjust the MidCon Loan and  the  OPC

Loan balances immediately prior to the Closing as follows:



                     (i)   An amount equal to the net amount,  if

any,  by  which the Current Assets of MidCon exceed  the  sum  of

(A)  the  Current Liabilities of MidCon plus (B)  twenty  million dollars  ($20 million) each as of December 31, 1997 as  shown  on the  1997 Financial Statements, shall be added to the balance  of the  C Facility Loans under the Cash Management Agreement thereby constituting a distribution by MidCon to the Seller evidenced  as a payable by MidCon.

                     (ii)  An amount equal to the net amount,  if

any,  by  which the sum of (A) the Current Liabilities of  MidCon plus  (B) twenty million dollars ($20 million) exceed the Current

Assets  of  MidCon each as at December 31, 1997 as shown  on  the

1997 Financial Statements, shall be added to the balance of the B

Facility  Loans  under  the  Cash Management  Agreement,  thereby constituting a contribution to MidCon by the Seller evidenced  as a receivable of MidCon.


      In  connection with determining Current Assets and  Current

Liabilities  as of December 31, 1997, any and all adjustments  in

accordance  with  GAAP  to  reflect  the  consequences   of   the

transactions  pursuant  to  this  Agreement  shall  be  excluded;

provided, however, the Current Liabilities at December  31,  1997 shall  include all amounts payable by MidCon to the  MidCon  ESOP

Trustee arising from the sale of the Shares and shall exclude the principal on the ESOP Note payable after December 31, 1997.


                (b)   Loan  Balances at Closing.  The balance  of
                      -------------------------
each of the OPC Loans and the MidCon Loans as at Closing shall be calculated  by including all amounts accrued but not yet  payable for the period elapsed up to the Closing Date, which amounts will include  (i)  the accrued interest on the Dividend Note  although due  after  the  Closing, (ii) the payment by, or on  behalf  of,

MidCon to the MidCon ESOP Trustee and its advisors, and (iii) the amount of Taxes of all sorts accrued pursuant to Article VI.


                (c)   Payment for Loan Balances.  Within 30  days
                      -------------------------
after  the Closing, the Seller shall pay the amount, if  any,  by which  the  OPC  Loans outstanding as of the Closing  exceed  the

MidCon  Loans  outstanding  at  such  date  (each  determined  in accordance with

Section  5.1.2(b)), plus accrued interest in accordance with  the provisions  of  the  Cash Management Agreement  (subject  to  the modifications pursuant to the following) to the date of  payment,

as if a "Mandatory Prepayment" existed pursuant to Section 5.6 of the Cash Management Agreement.  The Seller shall, and shall cause

MidCon  to,  enter into an agreement that, except as provided  in the preceding sentence, (i) shall, at the Closing, terminate each of  the  respective Facilities, all management of  cash  pursuant thereto  and  the covenants thereunder, and (ii) shall  terminate the  Cash  Management  Agreement fully  upon  completion  of  the foregoing payment so that it no longer governs the payment of any amounts  payable  after the Closing pursuant  to  the  contracts,

agreements or arrangements outstanding after the Closing Date  by and  between MidCon and its Subsidiaries on the one hand and  the

Seller   and  its  Subsidiaries  (other  than  MidCon   and   its

Subsidiary) on the other hand and such amounts shall  be  payable as  provided in the contract, agreement or arrangement  governing such payment.


           5.1.3      Intercompany Agreements.  The Seller shall,
                      -----------------------
and  shall  cause  its Subsidiaries to, perform the  Intercompany

Agreements,  as  amended,  which continue  in  effect  after  the

Closing.


            5.1.4      Originator  Receivables  Sales  Agreement.
                       -----------------------------------------
Immediately  prior  to the Closing, the Seller  shall  cause  its

Subsidiaries  to  terminate  the  Originator  Receivables   Sales

Agreement  as  to  MidCon and its Subsidiaries  and  shall  cause

MidCon  and its Subsidiaries to repurchase all of the receivables previously  sold  by  MidCon and its Subsidiaries  to  Occidental

Receivables, Inc. that have not been collected prior to the  date of such repurchase.

           5.1.5      Insurance.  The Seller,   at  the  Closing,
                      ---------
shall  cause MidCon and its Subsidiaries to enter into a  release substantially  in  the form of Exhibit 5.1.5(a)  (the  "Insurance
                               ----------------
Release  Agreement")  with the Seller and its  Subsidiary,  OPCAL

Insurance,  Inc.  ("OPCAL"), for the release of  the  Seller  and

OPCAL  from any and all liability under policies underwritten  by

OPCAL  and  its  predecessor,  Piper  Indemnity,  as  more  fully described  in  the Insurance Release Agreement.  At the  Closing,

the  Seller,  OPCAL  and the insurance companies  to  be  parties thereto  shall  enter into a novation agreement substantially  in the form of Exhibit 5.1.5(b) (the "Insurance Novation Agreement")
            ----------------
substituting  the  Buyer  for the Seller  as  indemnitor  of  the

insurance  companies  with  regard  to  the  specified   fronting

policies  previously  issued  for MidCon  and  its  Subsidiaries.

Except  as  provided in the preceding two sentences,  the  Seller shall  cause  each of MidCon and its Subsidiaries to continue  to have  rights as an insured under the Seller's insurance policies,

subject, however, to the terms and conditions set forth  in  each applicable  insurance policy.  MidCon and its Subsidiaries  shall no  longer  be  an insured under the Seller's insurance  for  any occurrence after the Closing.


           5.1.6     1997 Financial Statements.  The Seller shall
                     -------------------------
cause  MidCon  to provide the Buyer with the audited consolidated financial  statements of MidCon and its consolidated Subsidiaries

(including  any related notes and schedules) for the  year  ended

December 31, 1997 (the "1997 Financial Statements") on or  before

February  15,  1998.   The  1997 Financial  Statements  shall  be

prepared  in  accordance with GAAP applied on a consistent  basis and  present  fairly  in all material respects  the  consolidated financial position of MidCon and its consolidated Subsidiaries as at December 31, 1997, and the consolidated results of operations and cash flow of MidCon and its consolidated Subsidiaries for the periods  presented  therein (except as may be  indicated  in  the notes thereto).


     5.2  Covenants by the Buyer.
          ----------------------


           5.2.1     Payment of the Loan Balance.  Within 30 days
                     ---------------------------
after  the  Closing,  the Buyer shall cause  MidCon  to  pay  the amount, if any, by which the MidCon Loans outstanding as  of  the

Closing  exceed  the  OPC Loans outstanding at  such  date  (each determined  in  accordance with Section 5.1.2(b)),  plus  accrued interest in accordance with the provisions of the Cash Management

Agreement    (subject   to   the   modification   described    in

Section  5.1.2(c)) to the date of payment to be prepaid as  if  a

"Mandatory  Prepayment" existed pursuant to Section  5.6  of  the

Cash Management Agreement.


          5.2.2     ESOP Note and MidCon ESOP Plan.
                    ------------------------------
                 The  Buyer  agrees  that  it  shall  not  demand

repayment  of,  otherwise discharge, or  permit  any  payment  in respect of, the ESOP Note until a date after the Closing Date and thereafter  shall cooperate with the Seller in the resolution  of the  MidCon ESOP Plan, including furnishing records necessary  in its administration.


          5.2.3     Employees and Employee Benefit Plans.
                    ------------------------------------

           (a)  Effective as of the Closing Date, the Buyer shall

cause  MidCon or its Subsidiaries to continue to compensate  each

Salaried  Employee who remains an employee of the  Buyer  or  its

Subsidiaries at salaries or hourly rates, as the case may be,  no lower  than  the  lesser of (i) the salaries or hourly  rates  of

MidCon or its Subsidiaries in effect immediately prior to the Closing Date or (ii) the salaries or hourly rates payable  to the Buyer's employees in either case in similar  jobs and locations.


           (b)  Notwithstanding subpart (a), if the Buyer or  any

of its Subsidiaries terminates any Salaried Employee within three months  of  the Closing, the Buyer or its Subsidiaries shall  pay the  terminated Salaried Employee severance benefits no less than those provided under the Termination Allowance Plan in effect  on

the   date  of  this  Agreement,  provided,  however,  that  such severance benefits shall only be payable to the extent that  such benefits would have been payable under such Termination Allowance

Plan.   After a three month period subsequent to the  Closing,  a

Salaried  Employee  who  is  terminated  shall  be  entitled   to

severance  benefits not less than those provided to employees  of the Buyer or its Subsidiaries with like job status and service.


           (c)   Except  as provided in subsection  (b)  to  this

Section 5.2.3, as of the Closing Date, the Buyer shall provide to each  Salaried  Employee and each Former Salaried  Employee  with

"Buyer  Benefit  Plans", which shall mean the benefit  plans  and programs  under  (i)  Employee  Plans  and  Agreements  effective immediately  prior to the Closing Date, (ii) the Buyer's  benefit plans  and  programs  applicable to employees  of  the  Buyer  in similar  jobs,  or  (iii) a combination  of  Employee  Plans  and

Agreements  and the Buyer's plans and programs, the determination of  which  shall be at the sole discretion of the Buyer, provided however,  that such combination of Employee Plans and  Agreements and  the  Buyer's  plans and programs shall  be,  at  a  minimum,

comparable  in  type  and  aggregate value  to  those  plans  and programs  provided  by  the Buyer's benefit  plans  and  programs applicable to employees of the Buyer in
similar  jobs.   In  addition, the Buyer shall cause  such  Buyer

Benefit  Plans  to comply in form and operation in  all  material respects with the requirements of ERISA and the Code.


          (d)  From and after the Closing, each Salaried Employee

and   each   Former  Salaried  Employee  shall  be  eligible   to

participate  in  the Buyer Benefit Plans in accordance  with  the terms  and  conditions thereof.  Under such Buyer Benefit  Plans,

which are Employee Welfare Benefit Plans, Salaried Employees  and

Former  Salaried  Employees and their eligible dependents,  if  a participant in any health, long term disability or life insurance

plans,   as   applicable,  of  the  Seller  or  its  Subsidiaries

immediately  prior to the Closing (i) shall participate  in  such

Buyer  Benefit  Plans as of the Closing Date, and (ii)  shall  be deemed  to  satisfy any pre-existing condition limitations  under group  medical, dental, life insurance or disability  plans  that shall  be provided after the Closing Date.  In addition,  amounts paid  by  such  Salaried Employees and Former Salaried  Employees towards  deductibles and copayment limitations under  the  health plans  of the Seller or its Subsidiaries shall be counted  toward meeting  any  similar deductible and copayment limitations  under the  health plans that shall be provided under the Buyer  Benefit

Plans.


          (e)  The Buyer and its Subsidiaries shall recognize all

service  credited for each of the Salaried Employees  and  Former

Salaried  Employees  on  the  records  of  the  Seller   or   its

Subsidiaries for purposes of eligibility for benefits and vesting under the Buyer Benefit Plans and the level of benefits under the

Buyer  Benefit  Plans,  but specifically  excluding  any  benefit accrual  under  any Buyer Benefit Plan that is a defined  benefit pension plan.

           (f)   From  and after the Closing, Salaried  Employees

shall be entitled to retain and take any vacation time accrued on

MidCon's  records as payable to any Salaried Employee  for  which vacation time has not been taken prior to the Closing Date.


           (g)   From and after the Closing, the Buyer shall,  or

shall cause MidCon or its Subsidiaries, as applicable, to, comply with  all  the  terms, conditions, obligations, and benefits  set forth in the Union Contract.


           (h)   From and after the Closing Date, MidCon and  its

Subsidiaries  shall cease participation in any and  all  Employee

Plans and Agreements sponsored or maintained by the Seller or its

Subsidiaries.  Except as set forth on Schedule 5.2.3,  the  Buyer
                                      --------------
agrees that it shall cause MidCon and its Subsidiaries, (i) to be solely responsible and to pay for, and (ii) to indemnify and hold the Seller and its Subsidiaries harmless from, any and all costs,

damages, losses, expenses or other liabilities arising out of  or relating  to  any and all claims for welfare benefits  (including health  care continuation coverage and retiree welfare  benefits)

under  any  of the Employee Plans and Agreements or otherwise  by any Employee, Former Salaried Employee, Former Union Employee  or

dependent  or  beneficiary  thereof, irrespective  of  when  such claims were incurred.


           (i)  Representatives of the Buyer shall be entitled to

meet with the Employees at mutually agreeable times prior to  the

Closing  to  explain and answer questions about  the  conditions,

policies  and  benefits  of  employment  by  the  Buyer  or   its

Subsidiaries after the Closing.  The Seller shall cooperate  with the  Buyer  until Closing in communicating to such Employees  any additional  information concerning employment after  the  Closing which such

Employees may seek, or which the Buyer may desire to provide, and during  normal business hours shall allow additional meetings  by representatives  of  the  Buyer  with  such  Employees  upon  the

reasonable  requests  of  the  Buyer.   In  addition,  after  the

Closing,  the  Seller and the Buyer agree to furnish  each  other with  appropriate  records for each of the Employees  as  may  be necessary to assist in proper benefit administration.


           (j)   The Buyer hereby assumes all liability  for  any

alleged  failure  to  give, or to cause  MidCon  or  any  of  its

Subsidiaries  to  give, all notices required by the  U.S.  Worker

Adjustment  and Retraining Notification Act of 1988,  as  amended

(the  "WARN  Act"), and any similar state law  or  regulation  by reason  of  events occurring after the Closing.  The Buyer  shall indemnify  and  hold harmless the Seller and its Affiliates  with respect to any and all claims asserted under the WARN Act or  any similar  law or regulation because of a "plant closing" or  "mass layoff"  with  respect  to  MidCon or  any  of  its  Subsidiaries occurring after the Closing.  For purposes of this Agreement, the

Closing  Date shall be the "effective date" for purposes  of  the

WARN Act.


           5.2.4     Intercompany Agreements.  After the Closing,
                     -----------------------
the  Buyer  shall  cause MidCon and its Subsidiaries  to  perform

their   obligations  under  any  Intercompany  Agreements   which

continue in effect after the Closing.


            5.2.5      Substitution  of  Undertakings.   At   the
                       ------------------------------
Closing,  the  Buyer  shall  execute and  deliver  the  Insurance

Novation Agreement as more fully described in Section 5.1.5.

      The  Buyer will use all commercially reasonable efforts  to cause  to be terminated, released and discharged, on or prior  to the  Closing  Date,  in a manner reasonably satisfactory  to  the

Seller,  any  commitments, guarantees and indemnities  (including letters  of  credit,  bonds, promissory  notes,  commitments,  or obligations  of whatsoever nature to any Governmental  Entity  or any  other  Person) of the Seller and each of its Affiliates  for the  direct  and  indirect  benefit  of  MidCon  or  any  of  its

Subsidiaries  as set forth on Schedule 5.2.5 and all  such  other
                              --------------
commitments,  guarantees and indemnities provided  by  Seller  in accordance  with  the  Cash  Management  Agreement  (collectively

"Commitments").  For any Commitments for which the Buyer does not obtain a termination, discharge or obtain a release of Seller and its  Affiliates at or prior to the Closing, the Buyer shall after the  Closing cause MidCon to pay to the Seller the following (for purposes  of  this  Section 5.2.5 initial capitalized  terms  not defined  in this Agreement and "Letter of Credit" shall have  the meaning set forth in the Cash Management Agreement):


               (a)  A fee in an amount equal to 0.5% per annum on

the Average Balance of each outstanding Letter of Credit;


               (b)  A fee equal  to 0.5% per annum on the Average

Balance of each Guarantee;


               (c)  All costs and expenses incurred by the Seller

under any Letters of Credit for MidCon Consol; and

                (d)  The amount of payments made by the Seller to

or  on  behalf of MidCon Consol under any Guarantee or Letter  of

Credit.


      Payments pursuant to clauses (a) through (c) shall be  made within  10  days after the last day of the month  in  which  such costs  and  expenses  were  paid or fees  incurred  and  payments pursuant to clause (d) shall be made at the time such payment  is made by the Seller.


      The Buyer shall continue to use all commercially reasonable efforts  to  obtain, in a manner satisfactory to the Seller,  all

terminations,   releases   and  discharges   of   any   remaining

Commitments as soon as practicable after the Closing.  The Seller shall  have  no  obligation  to extend  or  replace  any  of  the

Commitments.


      The  Buyer  agrees  to cause MidCon to indemnify  and  hold harmless  the Seller after the Closing from and against  any  and all  claims,  damages,  losses, liabilities,  costs  or  expenses

(including, without limitation, attorneys' fees and costs)  which the  Seller may incur (or which may be claimed against the Seller by  any Person whomsoever) by reason of or in connection with the

guarantee,  delivery  or  transfer  of  or  payment   under   any

Commitment,  including any claims, damages, losses,  liabilities,

costs  or expenses which the Seller may incur by reason of or  in connection  with the failure of any bank issuing any such  Letter of  Credit to fulfill or to comply with its obligations under any such Letter of Credit.


          5.2.6     Indemnification.
                    ---------------

                 (a)   The  Buyer  agrees  that  all  rights   to

indemnification  or  exculpation now existing  in  favor  of  the directors, officers, employees and agents of MidCon and each of its Subsidiaries as provided in their respective Certificates or

Articles of Incorporation or By-laws or otherwise, in each  case,

in effect as of the date hereof with respect to matters occurring prior  to  the Closing Date shall survive the Closing  and  shall continue  in full force and effect. After the Closing  Date,  the

Buyer  shall cause MidCon to indemnify, defend and hold  harmless the  present and former officers, directors, employees and agents of  MidCon  and  its  Subsidiaries (each a  "MidCon  Indemnitee")

against  all  losses,  claims,  damages,  liabilities,  fees  and expenses (including reasonable fees and disbursements of counsel)

and  judgments,  fines, losses, claims, liabilities  and  amounts paid in settlement (provided that any such settlement is effected with  the  prior  written consent of the Buyer)  arising  out  of actions or omissions occurring at or prior to the Closing Date to the  full  extent permitted by law, or MidCon's and each  of  its

Subsidiaries Certificate or Articles of Incorporation or By-laws,

in  each  case  as  in  effect  at  the  date  hereof,  including provisions  therein  relating  to  the  advancement  of  expenses incurred  in  the defense of any action or suit;  provided,  that nothing  herein  shall impair any rights or  obligations  of  any present or former directors or officers of MidCon or any  of  its

Subsidiaries.


                (b)   The Buyer shall, or shall cause MidCon  to,

pay all expenses (including reasonable attorneys' fees), that may reasonably  be incurred by the MidCon Indemnitees in successfully enforcing the rights to which the MidCon Indemnitees are entitled under this Agreement or MidCon's Certificate of Incorporation  or

By-laws or is otherwise entitled.

                (c)  In  the  event  MidCon,  the Buyer or any of

their successors or assigns (i) consolidates with or merges  into any  other  Person and shall not be the continuing  or  surviving

corporation  or  entity  of  such  consolidation  or  merger   or

(ii)  transfers  all or substantially all of its  properties  and assets  to  any  Person,  then, and in  each  such  case,  proper provisions  shall be made so that the successors and  assigns  of

MidCon  or  the  Buyer,  as the case may  be,  shall  assume  the

obligations   of  MidCon  and  the  Buyer  set  forth   in   this

Section 5.2.6.


                (d)   The  provisions of this Section  5.2.6  are

intended  to be for the benefit of, and shall be enforceable  by,

each MidCon Indemnitee, his or her heirs and representatives.



     5.3  Covenants of Both Parties.
          -------------------------

           5.3.1      Access and Information.  The  Seller  shall
                      ----------------------
afford to the Buyer, and to the Buyer's accountants, counsel  and other  representatives, full access, during normal business hours during  the period prior to the Closing Date, to all of  MidCon's and  its  Subsidiaries' properties, books, contracts, commitments and  records  and,  during  such  period,  Seller  shall  furnish promptly  to  the Buyer (a) a copy of each report,  schedule  and other  document  filed or received by MidCon or its  Subsidiaries during such period pursuant to the requirements of the FERC,  and

(b) all other information concerning the business, properties and personnel  of  MidCon  and  its Subsidiaries  as  the  Buyer  may

reasonably request; provided, however, that such access shall  be subject to the terms of any confidentiality agreements applicable to MidCon and its Subsidiaries.

           5.3.2     Further Action, Reasonable Efforts; Consents
                     --------------------------------------------
and  Approvals.   Upon the terms and subject  to  the  conditions
--------------
hereof,  each  of  the Parties hereto shall use its  commercially reasonable efforts to take, or cause to be taken, all appropriate action,  and  to  do, or cause to be done, all things  necessary,

proper  or  advisable under applicable laws  and  regulations  to cause  the conditions set forth in Section 4.2, Section  4.3  and

Section  4.4 to be satisfied and to consummate and make effective

the   transactions   contemplated  hereby,   including,   without

limitation, using commercially reasonable efforts to  obtain  all licenses,  permits,  orders, declarations,  consents,  approvals,

authorizations, certificates, qualifications and orders  of,  and make  all filings and required submissions with, all Governmental

Entities,  and  all shareholders, lenders and  partners  of,  and parties  to contracts with, any of the Seller, the Buyer,  MidCon or any other Persons, in each case, as are necessary or desirable for  the  consummation  of the transactions  contemplated  hereby

(collectively "Consents").  The Seller shall, as soon as possible after  the  date hereof, but in any event prior to  the  Closing,

deliver  to  the  Buyer copies of all Consents  obtained  by  the

Seller.   The  Buyer  shall, as soon as  possible  prior  to  the

Closing, deliver to the Seller copies of all Consents obtained by

the  Buyer.   In  case  at any time after the  Closing  Date  any

further  action  is  necessary or  desirable  to  carry  out  the purposes  of this Agreement, the Buyer and the Seller  shall  use their  commercially reasonable efforts to take all  such  action.

Prior  to the Closing, each Party shall use its best efforts  not to  take  any action, or enter into any transaction,  that  would cause any of its representations or warranties contained in  this

Agreement to be untrue.


            5.3.3       Notice  of  Revisions.   A  Party    (the
                        ---------------------
"Notifying Party") may elect at any time prior to the Closing  to notify the other Party (the "Notified Party") of any revisions to such Party's representations or warranties or a Schedule referred

to  therein.   If  the  Notified Party does  not  terminate  this

Agreement  pursuant to Section 7.1 within five (5) Business  Days after  receipt of such notice, such written notice will be deemed to  qualify  the  representations and warranties,  or  amend  the

Schedules, contained in Article II or III, as applicable, and  to have  cured  any  misrepresentation or breach of  representation,

warranty  or covenant that otherwise might have existed hereunder

by   reason   of   the   matter   covered   by   such   revision.

Notwithstanding the foregoing, if the Notifying Party delivers  a notice  of revision pursuant to this Section less than  five  (5)

Business  Days prior to the Closing Date, then the  Closing  Date automatically  shall be extended to the date which  is  five  (5)

Business Days from the date of the notice of revision or if not a

Business  Day,  then the Business Day immediately following  that date.


           5.3.4     Substitute Note.  At the Closing, the Seller
                     ---------------
shall assign to the Buyer (a) the ESOP Note, and (b) by execution and  delivery to the Buyer of the Term Loan Assignment Agreement,

all  of  the Seller's rights and obligations under the Term  Loan

Agreement  and,  in exchange therefor, at the Closing  the  Buyer shall  execute and deliver to the Seller the Term Loan Assignment

Agreement  and shall issue to the Seller either (i) a  Substitute

Note, the prompt and complete payment and performance in full  of which  shall be secured by Government Securities maturing  as  to principal and interest in such amounts and at such times  as  are sufficient  (without  consideration of any reinvestment  of  such interest  and  after  payment of all Taxes or  other  charges  or assessments in respect of such Government Securities  payable  by the  Buyer) to provide U.S. legal tender to pay the principal of,

and  each  installment of interest on, such  Substitute  Note  at least one day before the date on which any such payment is due and payable in accordance with the terms of such Substitute

Note,  (ii)  a  Substitute Note, the payment of all interest  and principal  of which is secured by one or more letters of  credit,

in  form  and substance satisfactory to the Seller, issued  by  a bank  or group of banks with each such bank either (a) having  an investment  grade  credit  rating by  either  Standard  &  Poor's

Corporation  or  Moody's  Investors Service,  Inc.,  so  long  as neither of the above rating agencies has provided a credit rating below  investment grade, (b) having been agreed to by the  Seller or  (c)  if  a  bank is not such an investment grade credit,  its portion  of the letter of credit can be fronted by a bank  having such  investment  grade credit or (iii) any  combination  of  the foregoing,  as  the Buyer may elect, provided that the  aggregate original  principal amount of all such Substitute Notes is  equal to the sum of (x) the outstanding unpaid principal balance of the

ESOP  Note as of the Closing Date and (y) all accrued and  unpaid

interest on the ESOP Note to and including the Closing Date.   If

the Buyer elects to deliver a Substitute Note at the Closing that is  secured by Government Securities, at the Closing,  the  Buyer

shall execute and deliver to the Seller a security agreement  and a  control agreement, each in form and substance satisfactory  to the  Seller,  which  provide the Seller with a valid,  perfected,

first priority security interest in such Government Securities.


           5.3.5     Interim Services Agreement.  The Seller  and
                     --------------------------
MidCon shall terminate the Services Agreement effective as of the

Closing with amounts due thereunder accrued up to the Closing  as provided  in  Section 5.1.2(b).  The Seller and the  Buyer  shall negotiate to the extent desired by the Buyer an interim  services

agreement  by  and  between  the  Seller  and  MidCon   for   the

continuation  of any of the services provided by  the  Seller  to

MidCon under the Service

Agreement  upon  terms  and conditions  which  must  be  mutually acceptable  to  the Seller and to the Buyer, in their  respective sole discretion.


          5.3.6     Pipeline Lease and the Buyer's Pipeline Lease
                    ---------------------------------------------
Guaranty.  At the Closing, the Buyer shall execute and deliver to
--------
the  Seller  a  written  guaranty (the  "Buyer's  Pipeline  Lease

Guaranty"),  pursuant  to which the Buyer shall  irrevocably  and unconditionally  guarantee to the Pipeline Lessor  the  full  and timely  performance, payment and discharge by the Pipeline Lessee of  all obligations and liabilities of the Pipeline Lessee  under the Pipeline Lease.  The Buyer's Pipeline Lease Guaranty shall be substantially  in the form of the Pipeline Lease  Guaranty,  with the Buyer as guarantor; provided, however that Section 11 thereof shall  be  of  no  force or effect as long as the Pipeline  Lease

Guaranty  is  in  full force and effect.  At the request  of  the

Buyer, the Seller shall cause the Pipeline Lessor to agree  to  a termination  of  the  Pipeline Lease  Guaranty  if,  concurrently therewith,  the  Buyer's Pipeline Lease Guaranty  is  amended  to include  the  Buyer's Pipeline Covenants for the benefit  of  the

Pipeline Lessor.


      At  or  prior  to the Closing, the Seller shall  cause  the

Pipeline  Lessor  and the Pipeline Lessee to amend  the  Pipeline

Lease to:


      (a)  provide the Pipeline Lessee with an option to purchase the  Leased  Property at a price equal to its fair  market  value upon  termination of the Pipeline Lease, and on other  terms  and conditions  reasonably satisfactory to the Buyer and  the  Seller and  set forth in such amendment.  The fair market value  of  the

Leased  Property  shall  be determined by agreement  between  the

Pipeline Lessor and the Pipeline Lessee or if the Pipeline Lessor

and  the  Pipeline Lessee can not agree within a specific  period before the date on which the Pipeline Lease is to terminate, then by a team of three independent appraisers each having  appropriate industry experience to make such a valuation,

with  one appraiser to be selected by each of the Pipeline Lessor and  the  Pipeline Lessee, and the third to be  selected  by  the first two appraisers.  The determination of the fair market value shall be the value agreed by at least two of the appraisers;


     (b)  permit assignment of the Pipeline Lease by the Pipeline

Lessee  if (i) no event of default under the Pipeline Lease,  and no  event that, with the giving of notice or the lapse of time or both, would be such an event of default, shall have occurred  and be  continuing,  (ii)  the Pipeline Lessee  pays  the  costs  and expenses  of  the  Pipeline  Lessor in  reviewing  such  proposed assignment,  and  (iii) the Person to whom  the  Pipeline  Lessee assigns  its  rights  under the Pipeline Lease  (the  "Assignee")

satisfies  the  following criteria:  (x) fifty percent  (50%)  or more of the Assignee's outstanding equity and voting interests is owned,  directly  or indirectly, by the Pipeline  Lessee  or  the

Buyer;  or  (y)  (1)  the  Assignee is not  affiliated  with  the

Pipeline Lessee or the Buyer, (2) the Assignee, or an entity that

absolutely   and   unconditionally  guarantees   the   Assignee's

obligations   under   the   Pipeline   Lease   (the   "Assignee's

Guarantor"),  has  a  tangible  net  worth  of  not   less   than

$100,000,000,  and  either has an Above Investment  Grade  Credit

Rating  or,  in  the reasonable opinion of the  Pipeline  Lessor,

satisfies  the minimum financial criteria then in effect  for  an

Above Investment Grade Credit Rating;


     (c)  provide that the Pipeline Lessee and the Buyer shall be fully  discharged from their obligations under the Pipeline Lease and  the  Buyer's  Pipeline  Lease Guaranty,  respectively,  with respect to events and obligations occurring after the date of  an assignment in
accordance  with  the foregoing clause (b) upon delivery  to  the

Pipeline Lessor of an assumption agreement, in form and substance reasonably satisfactory to the Pipeline Lessor, pursuant to which the Assignee assumes all of the Pipeline Lessee's liabilities and

obligations   under   the  Pipeline  Lease   including,   without

limitation,   all  liability  for  the  payment  of   any   rent,

termination  values and any other amounts owing by  the  Pipeline

Lessee under the Pipeline Lease, which assumption agreement shall include  the  Buyer's Pipeline Covenants for the benefit  of  the

Pipeline Lessor unless the Assignee's Guarantor delivers  to  the

Pipeline  Lessor  a  written  guaranty,  in  form  and  substance reasonably satisfactory to the Pipeline Lessor, that includes the

Buyer's  Pipeline  Covenants  for the  benefit  of  the  Pipeline

Lessor.


      "Buyer's Pipeline Covenants" shall mean financial covenants that  are  at  least  as restrictive as those  contained  in  any indenture,  bond,  promissory note, loan or credit  agreement  or other  evidence of indebtedness of the Buyer from  time  to  time outstanding.


      "Leased Property" shall have the meaning set forth  in  the

Pipeline Lease.


      "Investment Grade Credit Rating" means, with respect to any

Person,  that the credit rating assigned to such Person's  senior unsubordinated  long  term indebtedness by at  least  two  Rating

Agencies is at least BBB- (or its equivalent) or better.


      "Above  Investment Grade Credit Rating" means, with respect to  any  Person, that the credit rating assigned to such Person's senior  unsubordinated long term indebtedness  by  at  least  two

Rating Agencies is at least Baa2 (or its equivalent) or better.

      "Rating  Agencies"  shall mean any  of  Standard  &  Poor's

Ratings  Group,  Duff  &  Phelps Credit Rating  Co.  and  Moody's

Investors Service.


     Upon the incorporation by reference of covenants referred to in  the preceding sentence, the Seller shall cause MidCon  to  be fully  discharged from its obligations under the  Pipeline  Lease

Guaranty.


           5.3.7      MidCon  Power Services  Corp.   Unless  the
                      ----------------------------
Seller  and  the  Buyer  shall enter into  mutually  satisfactory arrangements  with  regard  to the operations  and  contracts  of

MidCon  Power Services Corp. on or before the Closing, the Seller shall  cause (a) MidCon Gas Services Corp. to declare a  dividend of,  and  transfer immediately prior to the Closing, all  of  the outstanding  capital  stock of MidCon  Power  Services  Corp.  to

MidCon  and  (b)  MidCon to declare a dividend of,  and  transfer immediately prior to the Closing, all of the outstanding  capital stock  of  MidCon  Power  Services  Corp.  to  the  Seller  after transferring all employees, any tangible assets and any  cash  of that  corporation to MidCon Management Corp.  The Seller and  the

Buyer hereby agree to transfer to the Buyer the capital stock  so transferred  to the Seller upon receipt of the FERC  approval  of the transfer of such capital stock ownership to the Buyer.  As  a result of any such transfer, MidCon Power Services Corp. shall be deleted  from Schedule 2.9 and the Seller can amend the remaining

Schedules  to  reflect the transactions between  MidCon  and  its

Subsidiaries  and MidCon Power Services Corp.  In the  event,  in the  Seller's  reasonable judgment FERC approval of  any  of  the transactions  contemplated by this Section  5.3.7  is  necessary,

which  determination  shall be made no later  than  December  31,

1997,  the  Seller  shall  advise the Buyer  of  such  conclusion together with supporting basis therefor and the Parties agree  to use their best efforts to agree whether such conclusion is correct. If such approval is required the Parties agree to file the documents which are required to be filed with FERC as quickly as possible.



                           ARTICLE VI

                              TAXES


      6.1  Section 338(h)(10) Election. There will be no election
           ---------------------------
under Section 338(h)(10) of the Code with respect to the purchase and sale of the Shares.


      6.2  Tax Sharing Agreement. The Seller shall cause the  Tax
           ---------------------
Sharing  Agreement between the Seller and MidCon to be terminated as  of  the Closing Date; provided, however, that notwithstanding such  termination  of the Tax Sharing Agreement,  its  provisions will  remain in effect with respect to any period of time  during the  taxable  year  in which the termination  occurs,  for  which

period  the  income  of  MidCon and  its   Subsidiaries  must  be

included  in the federal Tax Returns or any state Tax Returns  of

the  Seller.   With  respect  to  any  matters  covered  by  this

Article  VI,  the  provisions and conditions set  forth  in  this

Agreement  shall  control over any conflicting  or  contradicting provision or condition in the Tax Sharing Agreement.


      6.3   Federal Income Tax Returns and Combined State  Income
            -----------------------------------------------------
Tax Returns for Periods Through the Closing Date. The Seller will
------------------------------------------------
include the income of MidCon and its Subsidiaries (including  any deferred income triggered into income by Reg. Sec. 1.1502-13  and

Reg.  Sec.  1.1502-14  and any excess loss  accounts  taken  into income  under  Reg. Sec. 1.1502-19) on the Seller's  consolidated federal income Tax Return and each combined state income

Tax  Returns for all periods through the Closing Date and pay any

federal and state income Taxes attributable to such income.   The

allocation of such Tax liability between the Seller, on one hand,

and  MidCon  and  its Subsidiaries, on the other  hand,  will  be

governed by the provisions of the Tax Sharing Agreement.   MidCon

and  its Subsidiaries will furnish Tax information to the  Seller for  inclusion  in the Seller's federal consolidated  income  Tax

Return  and each combined state income Tax Return for the  period which  ends on the Closing Date in accordance with MidCon's  past custom  and  practice,  and  the Buyer  will  bear  the  cost  of complying  with  this provision.  The income of  MidCon  and  its

Subsidiaries  will  be allocated between the  period  up  to  and including the Closing Date and  the period after the Closing Date by closing the books of MidCon and its Subsidiaries as of the end of the Closing Date.


      6.4   No Adjustment of MidCon Tax Liability for the Taxable
            -----------------------------------------------------
Year  Ending December 31, 1997. The liability of MidCon  and  its
------------------------------
Subsidiaries  for consolidated federal and combined state  income

Taxes  with respect to the Taxable Year ending December 31, 1997,

as  recorded  on  the  1997 Financial Statements,  shall  not  be adjusted  to  reflect the actual Tax liability  reported  on  the applicable Tax Returns as filed, and the provisions of Section  V of  the  Tax  Sharing Agreement to the contrary shall not  apply.

For  purposes of calculating the Tax liability of MidCon and  its

Subsidiaries under the Tax Sharing Agreement for any Tax year for

which   the  Tax  Sharing  Agreement  remains  in  effect   under

Section 6.2 of this Agreement, tax attributes which carry forward from the Tax year ending December 31, 1997, shall not be adjusted to  reflect  amounts reported on the applicable  Tax  Returns  as filed.

      6.5   Liability of MidCon and its Subsidiaries for  Federal
            -----------------------------------------------------
and  Combined State Income Tax.  Within sixty (60) days after the
------------------------------
Closing  Date, the Buyer shall cause MidCon and its  Subsidiaries to pay to the Seller a contribution toward the payment of Tax due on  the  consolidated  or  combined  Tax  Return  of  the  Seller

Affiliated  Group for the taxable period ending  on  the  Closing

Date,  including  any portion of deferred income  triggered  into income  by Reg. Sec. 1.1502-13 and Reg. Sec. 1.1502-14 and excess loss  accounts taken into income under Reg. Sec. 1.1502-19 to  be borne  by  MidCon and its Subsidiaries, with such  amount  to  be

determined  by  applying  the  provisions  of  the  Tax   Sharing

Agreement.


      6.6  Separate State, Local, Foreign Income Tax Returns. The
           -------------------------------------------------
Seller  shall  file,  or cause to be filed, all  separate  state,

local  and  foreign  income  Tax  Returns  for  MidCon  and   its

Subsidiaries  for  which the Tax year ends on the  Closing  Date.

The  Buyer  will file, or cause to be filed, all separate  state,

local  and  foreign  income  Tax  Returns  for  MidCon  and   its

Subsidiaries for which the Tax year begins before and ends  after the  Closing Date.  The amount of any liability for taxes  on  or measured  by  net income required to be reported  on  any  state,

local or foreign Tax Return required to be filed by any of MidCon and  its  Subsidiaries after the Closing Date which includes  tax items for a period which begins before and ends after the Closing shall  be allocated between the portion of such period ending  on the  Closing Date and the portion of such period beginning on the date after the Closing Date on the basis of the taxable income or loss  of MidCon and its Subsidiaries as determined from the books and records of the relevant entity for such partial period.

      6.7   Sales and Property Taxes. The amount of any liability
            ------------------------
for real and personal property taxes, business license taxes,  ad valorem  taxes  or  any similar taxes based on the  ownership  of property  payable with respect to assets of the  Business  for  a period which begins before and ends after the Closing Date  shall be  allocated  between the portion of such period ending  on  the

Closing  Date  and  the portion beginning on the  day  after  the

Closing  Date  on a per diem basis.  The amount of any  liability for sales taxes, gross receipts taxes, ad valorem taxes, transfer

taxes   or   other  similar  taxes  based  on  the  proceeds   of

identifiable transactions or units of production payable  by  any of  MidCon  and  its Subsidiaries after the Closing  Date  for  a period which begins before and ends after the Closing Date  shall be  apportioned between the portion of such period ending on  the

Closing Date and the portion of such period beginning on the  day after  the Closing Date on the basis of the actual activities  of

MidCon  and  its Subsidiaries as determined from  the  books  and records of the relevant entity for such partial period.


      6.8   State Franchise Taxes. The Buyer shall file, or cause
            ---------------------
to  be filed, all separate state franchise Tax Returns for MidCon and  its  Subsidiaries  for which the franchise  tax  measurement period begins before and ends after the Closing Date.  The Seller shall  be  responsible  for any liability  attributable  to  that portion  of  such measurement period ending on the Closing  Date.

The  Buyer  shall be responsible for any franchise tax  liability

attributable   to   that  portion  of  such  measurement   period

commencing on the day immediately following the Closing Date  and ending on the last day of such measurement period.

      6.9  Adjustment Upon Leaving Consolidation. Section VII  of
           -------------------------------------
the  Tax  Sharing Agreement is incorporated by reference and  any payments  thereunder shall be made within sixty (60)  days  after the  filing  of  the  applicable federal and state  Tax  Returns.

Adjustments to or additional payments shall be made,  as  needed,

by  reason of amended returns, claims for refund or audits  by  a taxing  authority with respect to any Tax year for which the  Tax

Sharing Agreement remains in effect after the Closing Date.


       6.10  Sales  and  Transfer  Taxes  with  Respect  to  this
             ----------------------------------------------------
Transaction. All sales, gross receipts, or other similar transfer
-----------
taxes,  if  any  (including all stock  transfer  taxes,  if  any)

incurred  in  connection with this Agreement and the transactions contemplated hereby shall be borne by the Buyer.  The Buyer shall

at   its  expense  file  all  necessary  tax  returns  and  other documentation in respect to any such taxes.


      6.11  Cooperation. The Seller and the Buyer shall (i)  each
            -----------
provide  the  other,  and the Buyer shall cause  MidCon  and  its

Subsidiaries to provide the Seller, with such assistance  as  may reasonably  be  requested by any of them in connection  with  the preparation of any Tax Return, audit or other examination by  any

taxing   authority  or  judicial  or  administrative  proceedings

relating to liability for Taxes, (ii) each retain and provide the other  with  any  material records or information  which  may  be relevant to such Tax Return, audit or examination, proceeding  or determination, and (iii) each provide the other with  any  amount required  to  be  shown on any Tax Return of the  other  for  any

period.    The   Party  requesting  assistance  hereunder   shall

reimburse   the  other  for  reasonable  out-of-pocket   expenses

incurred in providing such assistance to the extent such expenses exceed an aggregate amount of

$50,000.   Without limiting the generality of the foregoing,  the

Buyer  shall  retain, and shall cause MidCon and its Subsidiaries to retain until the applicable statutes of limitations (including

any   extensions)  have  expired,  copies  of  all  Tax  Returns,

supporting work schedules and other records or information in its possession which may be relevant to such returns for all  taxable periods from January 1, 1990 to the Closing Date, inclusive,  and shall  not  destroy  or otherwise dispose  of  any  such  records without first providing the Seller with an opportunity to  review and  copy the same.  Following the Closing Date, the Seller shall forward  to  the Buyer all Tax statements received by the  Seller with  respect to the assets of the Business for any  period  that begins before and ends after the Closing Date within thirty  (30)

days after its receipt thereof.


     6.12 Tax Proceedings. Following the Closing Date, the Seller
          ---------------
shall  control  the conduct of all stages of any audit  or  other administrative  or  judicial proceeding  with  respect  to  Taxes reported  on any Tax Return filed by the Seller or any  Affiliate of  the  Seller  or  on any Tax Return filed by  MidCon  and  its

Subsidiaries  for any taxable period ending on or  prior  to  the

Closing  Date.  The Buyer shall control the conduct of all  other audits or administrative or judicial proceedings with respect  to the Tax liability of any of MidCon and its Subsidiaries.


      6.13  Carrybacks.  Except for carrybacks into  the  Seller's
            ----------
consolidated Tax Return for the annual tax period ending December

31,  1997,  the Seller shall within 30 days pay to the Buyer  any

Tax  refund resulting from a carryback of a post-acquisition  Tax attribute  of  any  of MidCon and Subsidiaries  into  the  Seller

consolidated   Tax   Return  in  all  cases  where   MidCon   and

Subsidiaries  cannot  elect  to  waive  a  carryback.   Such  Tax

attributes will be considered to
produce  a  refund (or reduce Tax liability) only after  all  Tax attributes  of  the  Seller  and  other  members  of  the  Seller

Affiliated Group have been used or deemed used.  The Seller shall cooperate  with  MidCon and its Subsidiaries  in  obtaining  such refunds,  including through the filing of amended Tax Returns  or refund claims.  The Buyer agrees to indemnify the Seller for  any

Taxes  resulting  from the disallowance of such  post-acquisition

Tax attribute on audit or otherwise.


      6.14 Prior Year Tax Returns. The Seller shall not amend  or
           ----------------------
restate prior year tax returns which have been filed prior to the date  hereof as they relate specifically to MidCon without  prior consultation with the Buyer.


     6.15 Retention of Carryovers. The Seller will not retain any
          -----------------------
net  operating  loss  carryovers or capital  loss  carryovers  of

MidCon and its Subsidiaries under Reg. Sec. 1.1502-20(g).


      6.16  Indemnification  for Post-Closing  Transactions.  The
            -----------------------------------------------
Buyer agrees to indemnify the Seller for any additional Tax  owed by  the  Seller  (including Tax owed by the Seller  due  to  this indemnification  payment) resulting from any transaction  not  in the  ordinary  course of business occurring on the  Closing  Date after the Buyer's purchase of the Shares.

                           ARTICLE VII

                           TERMINATION


      7.1   Termination. The Parties may terminate this Agreement
            -----------
before the Closing as follows:


           (a)   The  Buyer  and  the Seller may  terminate  this

Agreement by mutual written consent.


           (b)  Subject to the provisions of Section 7.2, (i)  by

the  Seller  if  one  or  more of the  conditions  set  forth  in

Section  4.3  or  Section 4.4 shall not have  been  satisfied  or waived  by the Termination Date and (ii) by the Buyer if  one  or

more  of  the conditions set forth in Section 4.2 or Section  4.4 shall not have been satisfied or waived by the Termination Date.


     7.2  Effects of Termination. If this Agreement is terminated
          ----------------------
pursuant  to Section 7.1, all further obligations of the  Parties under  this Agreement will terminate, except that the obligations in Section 10.3 and Section 10.7 will survive.  If this Agreement is  terminated by a Party because of a breach of the Agreement by the  other Party or because one or more of the conditions to  the terminating  Party's  obligations under  this  Agreement  is  not

satisfied  as  a  result  of  the  other  Party's  breach  of   a

representation  or  warranty  or  failure  to  comply  with   its

obligations  under this Agreement, the terminating Party's  right to  pursue  all  legal  remedies will  survive  such  termination unimpaired; provided, however, that


           (i)   if  this Agreement is terminated by  the  Seller

because  of  the  Buyer's failure to perform or comply  with  any covenant, or satisfy any condition, which is to be performed or complied with or satisfied at or prior to the

Closing,  (including the failure to obtain  any  Consent  from  a

Governmental Entity pursuant to the HSR Act), the Buyer shall pay the  Seller  the amount of $100 million which the  Parties  agree reflects  compensation for the Seller's loss  of  opportunity  to sell the Shares to another person in a timely manner, and


           (ii)  if  this Agreement is terminated  by  the  Buyer

because  of  the Seller's failure to perform or comply  with  any covenant,  or satisfy any condition, which is to be performed  or complied  with  or  satisfied at or prior to the  Closing  (which shall  not  include  the failure to obtain any necessary  Consent
       ---
from  a  Governmental Entity pursuant to the HSR Act  or  by  the

FERC),  the Seller shall pay the Buyer the amount of $50  million which  the  Parties agree reflects compensation for  the  Buyer's loss of opportunity to purchase the Shares in a timely manner.


      Each  Party's right of termination under Section 7.1 is  in addition to any other rights it may have under this Agreement  or otherwise, and the exercise of a right of termination will not be an  election  of remedies except if the Party shall  receive  the compensation provided in the preceding sentence.


                          ARTICLE VIII

                      SURVIVAL & INDEMNITY


     8.1  Survival of Representations and Warranties; Limitations
          -------------------------------------------------------
on Liability.
------------


           (a)  The respective representations and warranties  of

the  Parties  set  forth  in  this  Agreement  (except  those  in

Section 2.18) shall survive up to and including the first anniversary of the Closing; the representations and warranties of the  Seller in Section 2.18 shall survive up to and including the second  anniversary  of the Closing; and after  which  respective survival  periods,  such  representations  and  warranties  shall terminate and be of no further force or effect.


           (b)   In the case of any claim arising out of or based

upon any breach of any representation or warranty of a Party  set forth  in this Agreement, no claim may be made thereunder  unless the  other  Party  delivers a Claim Notice  within  the  survival period  under Section 8.1(a).  If a Party delivers a Claim Notice as  provided  in  Section 8.4.2 prior to the  expiration  of  the survival  period, then the survival period with  respect  to  the matter  or matters described in such Claim Notice shall be tolled until  all such matters shall have been finally resolved and  any remedial action required in connection therewith shall have  been effected.


       8.2    Indemnification  by  the  Buyer.  The  Buyer  shall
              -------------------------------
indemnify,  defend  and  hold  harmless  the  Seller  Indemnitees against and from, and shall reimburse the Seller Indemnitees for,

any  loss, claim, liability, damage, cost or expense incurred  or suffered by any of the Seller Indemnitees, (a) caused by, arising out  of,  or  based  upon, any breach of any  representation  and warranty  by  the  Buyer  on  its own behalf  contained  in  this

Agreement  or any of the Related Agreements (to the  extent  that the  Buyer, MidCon or its Subsidiaries are a party thereto),  and

(b)  caused  by, arising out of, based upon or relating  to,  any breach  of  any  covenant or agreement by the Buyer  on  its  own behalf  or  on behalf of MidCon or its Subsidiaries contained  in this  Agreement or any of the Related Agreements (to  the  extent that  the  Buyer, MidCon or its Subsidiaries is a party thereto),

in each case, if and to the extent arising from or related to occurrences or events that occurred after the Closing and, in each  case, together with interest at a rate per annum  equal  to the  Reference  Rate from the date upon which such  loss,  claim,

liability,  damage, cost or expense was incurred or  suffered  to the date of payment.


     8.3  Indemnification by the Seller.
          -----------------------------

           8.3.1     The Seller shall indemnify, defend and  hold

harmless  the  Buyer  Indemnitees against  and  from,  and  shall reimburse the Buyer Indemnitees for:


                (a)  any loss, claim, liability, damage, cost  or

expense  incurred  or  suffered by any of the  Buyer  Indemnitees

(i)  caused by, arising out of, or based upon, any breach of  any representation  or  warranty  by the  Seller  contained  in  this

Agreement  or any of the Related Agreements, or (ii)  caused  by,

arising  out  of,  or based upon, any breach of any  covenant  or agreement (other than a representation or warranty) by the Seller contained in this Agreement or any Related Agreement;


                (b)  any loss, claim, damage, liability, cost  or

expense  arising  out  of  the  obligations  of  MidCon  or   its

Subsidiaries   in  respect of the MidCon ESOP  Agreements  (other

than  any  liability or obligation to pay principal  or  interest arising  under  or  pursuant to the  ESOP  Note,  the  Term  Loan

Agreement  or the Term Loan Assignment Agreement), in each  case,

together with interest at a rate per annum equal to the Reference

Rate  from  the  date  upon  which such loss,  claim,  liability,

damage,  cost or expense was incurred or suffered to the date  of payment;

                (c)   any Taxes with respect to any Tax  year  or

portion thereof ending on or before the Closing Date (or for  any

Tax  year beginning before and ending after the Closing  Date  to the  extent  allocable  (determined in a manner  consistent  with

Sections 6.3, 6.6, 6.7 and 6.8 of this Agreement) to the  portion of  such period beginning before and ending on the Closing Date),

other  than  Taxes  with  respect to the taxable  year  in  which

Closing  occurs  to  which  the provisions  of  the  Tax  Sharing

Agreement  remain  in effect after the Closing,  consistent  with

Section  6.2 of this Agreement; provided, however, that  Seller's obligation  pursuant  to  this sentence  shall  not  include  any liability to indemnify and hold harmless the Buyer Indemnitee for

Tax  liabilities (i) to the extent such Taxes are included in  or covered  by  any reserve for Tax liability recorded on  the  1997

Financial  Statements and (ii) unless the amount of a  particular

Tax  liability shall exceed $100,000 and then only to the  extent the  aggregate  of all such Tax liabilities (exceeding  $100,000)

shall exceed ten million dollars ($10,000,000); and


                (d)  any loss, claim, damage, liability, cost  or

expense arising out of or relating to any claims by Persons which own interests in the assets assigned by MidCon Gas Services Corp.

("MGS")  to  MC Panhandle Inc. ("MCP") pursuant to the Assignment and  Assumption Agreement dated December 31, 1996 by and  between

MGS  and MCP, including those cases referred to on Schedule  2.13 but only to the extent such losses, claims, damages, liabilities,

costs  and expenses (i) relate to the liability of MidCon or  its

Subsidiaries  in  such  matter  and  (ii)  exceed  $10   million;

provided,  however, the Seller shall be entitled  to  defend,  as more  fully  provided  in  Section  8.4.5,  all  actions,  suits,

proceedings or claims subject to this clause (d).

           8.3.2     The Seller shall indemnify, defend and  hold

harmless  MidCon  and  its Subsidiaries (collectively,  the  "Tax

Indemnitees"  and individually, a "Tax Indemnitee")  against  and from  and  shall reimburse the Tax Indemnitees from any liability that  any  of  the  Tax  Indemnitees may suffer  resulting  from,

arising out of, relating to, in the nature of, or caused  by  any increase in Tax liability arising out of or with respect  to  the ownership  or  disposition  of, or investment  in,  Great  Plains

Gasifications Associates and MCN Coal Gasification Company.


     8.4  Interpretation. The provisions of each of the foregoing
          --------------
Sections of this Article VIII shall be interpreted as follows:


           8.4.1      The indemnity provided for by each of  such

Sections  shall  extend to, and the amount of  any  actual  loss,

liability,  damage, cost or expense incurred or suffered  by  any

Indemnified  Person  (whether  a Seller  Indemnitee  or  a  Buyer

Indemnitee)  shall  include,  all losses,  liabilities,  damages,

costs  and expenses of such Indemnified Person, as the  case  may be,  including amounts paid in settlement, costs of investigation and  reasonable  fees and expenses of attorneys,  accountants  or

other   agents  and  experts  reasonably  incident   to   matters

indemnified  against  and  the  enforcement  of  such  indemnity;

provided,  however,  that neither Buyer  Indemnitees  nor  Seller
--------   -------
Indemnitees  shall be entitled to indemnification  hereunder  for any  loss of profits or other consequential damages.  The losses,

liabilities,  damages,  costs  and  expenses  included   in   the

indemnity provided for by each of the foregoing Sections of  this

Article VIII are herein collectively called "Damages".

           8.4.2      The amount claimed by an Indemnified Person

to  be  owing as described in each such Section, together with  a list  identifying to the extent reasonably possible each separate item  of  loss,  liability, damage, cost  or  expense  for  which payment  is  so claimed, shall be set forth by such Person  in  a statement  delivered to the indemnifying Party setting forth  the details  of  and  the basis for such claim ("Claim  Notice")  and shall  be  paid by such indemnifying Party, as and to the  extent required  herein,  within 30 days after  receipt  of  such  Claim

Notice  or, if the indemnifying Party raises reasonable objection thereto within such 30 days, then whenever a determination as  to whether  the  Indemnified Person is entitled  to  indemnification hereunder shall have occurred or shall have been mutually  agreed

to.


           8.4.3      No  payment on account of any actual  loss,

liability, damage, cost or expense pursuant to the provisions  of

Section 8.3.1(a) or Section 8.3.1(b) shall be required to be made by  the  Seller unless the Buyer Indemnitees shall have delivered to  the  Seller  a  Claim  Notice therefor  prior  to  the  first anniversary  of the Closing Date.  No payment on account  of  any actual  loss, liability, damage, cost or expense pursuant to  the provisions of Section 8.3.1(c), Section 8.3.1(d) or Section 8.3.2

shall  be  required  to be made by the Seller  unless  the  Buyer

Indemnitees  or  the  Tax Indemnitees, respectively,  shall  have delivered  to  the Seller a Claim Notice therefor  prior  to  the second anniversary of the Closing Date.  No payment on account of any  actual loss, liability, damage, cost or expense pursuant  to the provisions of  Section 8.2 (except for payments for breach of

Buyer's covenants in Section 5.2 and Section 5.3 and Article  VI)

shall  be  required to be made by the Buyer unless  the  Seller's

Indemnitee  shall  have delivered to the  Buyer  a  Claim  Notice therefor prior to the first anniversary of the Closing Date.

           8.4.4      If  any of the Buyer Indemnitees,  the  Tax

Indemnitees,  or Seller Indemnitees shall deliver a Claim  Notice as  provided in Section 8.4.3 prior to the applicable anniversary of  the  Closing Date, then the survival period with  respect  to each  matter  described in detail in such Claim Notice  shall  be tolled until such matter shall have been finally resolved and any remedial action required in connection therewith shall have  been effected.



           8.4.5      In  the  event  that any  action,  suit  or

proceeding shall be brought against any Indemnified Person by any third  party,  which  action, suit or proceeding,  if  determined adversely  to  the  interests of such Indemnified  Person,  would entitle  such  Indemnified Person to indemnity  pursuant  to  the provisions of Section 8.2 or Section 8.3, if the Claim Notice has

been  timely  given pursuant to Section 8.4.3,  such  Indemnified

Person shall reasonably promptly notify the indemnifying Party of the  same  in  writing, but any failure to so  notify  shall  not relieve  the  applicable indemnifying Party  from  any  liability

which  it  may  have  to  such  Indemnified  Person  under   such

Section  8.2  or Section 8.3 unless such failure would  prejudice materially  the  rights  of the Party entitled  to  receive  such notification.  The Person seeking indemnification pursuant to the provisions of this Article VIII shall have the right, at its sole cost  and  expense, to participate in any legal action for  which indemnification  shall be sought.  However, the Party  from  whom indemnification  shall be sought shall have the right  to  assume the  defense  thereof with counsel reasonably acceptable  to  the

Person  seeking indemnification and shall have the sole right  to settle or otherwise dispose of such legal action in any manner it

deems  appropriate.   The  Person seeking  indemnification  shall

make,  at  its  sole  cost  and expense,  personnel  and  records available to the indemnifying Party for the defense of claims  or legal actions, as may be reasonably requested by the indemnifying

Party, and shall take such
reasonable  actions as may be necessary to mitigate its  damages,

which  cost  of mitigation shall be covered by the  indemnity  in this Article VIII.


      8.5  Exclusive Remedy. The sole and exclusive liability  of
           ----------------
the  Seller to the Buyer Indemnitees or the Tax Indemnitees,  and

of  the Buyer to the Seller Indemnitees, for Damages under or  in connection  with this Agreement or the transactions  contemplated

hereby   (including  without  limitation,  for  any   breach   or

inaccuracy of any representation or warranty or for any breach of any covenant required to be performed hereunder) and the sole and exclusive  remedy of the Buyer Indemnitees or the Tax Indemnitees and  the Seller Indemnitees with respect to any of the foregoing,

shall  be  as  expressly set forth in this Article VIII  and  the

Seller  and  the  Buyer hereby waive, release and  agree  not  to

assert   any   other  remedy  for  Damages,  including,   without

limitation, common law and statutory rights.


                           ARTICLE IX

                           DEFINITIONS


     9.1  "Affiliate" shall mean, with respect to any Person, any other  Person that directly, or indirectly through  one  or  more intermediaries,  Controls, is Controlled by, or is  under  common

Control with such Person.


      9.2   "Affiliated Group" means any affiliated group  within

the  meaning of Code Section 1504(a) or any similar group defined under a similar provision of state, local or foreign law.

      9.3   "Agreement" shall mean this Stock Purchase Agreement,

including its Exhibits and Schedules, as the same may be  amended in  writing from time to time in accordance with their respective terms.


      9.4   "B Facility Loan" shall mean a loan by MidCon to  the

Seller as more fully set forth in the Cash Management Agreement.


      9.5   "Business"  shall  mean the business  and  operations

conducted by MidCon and its Subsidiaries as of the date hereof.


      9.6   "Business  Day" shall mean any day on which  national

banks  in  the City of New York, State of New York, are open  for business.


       9.7    "Buyer"  shall  mean  KN  Energy,  Inc.,  a  Kansas

corporation.


      9.8  "Buyer Benefit Plans" shall have the meaning set forth in Section 5.2.3(c).


      9.9   "Buyer Indemnitees" shall mean the Buyer and each  of

its   Affiliates   and  their  respective  officers,   directors,

employees and agents.


      9.10  "Buyer's  Pipeline  Lease Guaranty"  shall  have  the meaning set forth in Section 5.3.6.


      9.11  "C Facility Loan" shall mean a loan by the Seller  to

MidCon as more fully set forth in the Cash Management Agreement.

     9.12 "Cash Management Agreement" shall mean the Intercompany

Cash Management Agreement, dated as of November 20, 1996, by  and between the Seller and MidCon.


       9.13   "Certificate  of  Designations"  shall   mean   the

Certificate of Designations of the CMIC Preferred Stock, as filed with  the Secretary of State of the State of Delaware on November

20, 1996.


      9.14  "Claim  Notice" shall have the meaning set  forth  in

Section 8.4.2.


       9.15  "Closing"  shall  have  the  meaning  set  forth  in

Section 4.1.


     9.16 "Closing Date" shall mean the Business Day on which the

Closing shall occur.


     9.17 "CMIC Preferred Stock" shall mean the Cumulative MidCon-

Indexed  Convertible Preferred Stock (Par Value $1.00 Per  Share)

of the Seller.


     9.18 "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.


      9.19  "Commitments"  shall have the meaning  set  forth  in

Section 5.2.5.


      9.20  "Common Stock" shall have the meaning  set  forth  in

Section 2.4.


      9.21 "Consents" shall have the meaning set forth in Section

5.3.2.


      9.22  "Control"  (and  its derivative  terms  "Controlled",

"Controls"  etc.) shall mean the power and right  to  direct  the management and policies of another Person, whether by


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



ownership  of voting securities, the ability to elect a  majority of  the  board of directors or other managing board or committee,

by management contract, or otherwise.


      9.23 "Current Assets" shall mean assets that are reasonably expected  to be realized in cash or sold or consumed  within  one year  or less, determined in accordance with GAAP on a consistent basis.


       9.24   "Current   Liabilities"  shall  mean   liabilities,

indebtedness and obligations that are reasonably expected  to  be payable  within  one year or less, determined in accordance  with

GAAP on a consistent basis.


       9.25  "Damages"  shall  have  the  meaning  set  forth  in

Section 8.4.1.


      9.26 "Dividend Note" shall mean that certain Dividend Note,

dated  November  20,  1996, in the original principal  amount  of

$1,600,000,000, issued by MidCon to the Seller.


      9.27 "Employee Plans and Agreements" shall mean each bonus,

deferred  compensation, incentive compensation,  stock  purchase,

stock  option,  employment, consulting, severance or  termination pay,  hospitalization or other medical, life or other  insurance,

supplemental  unemployment benefits, profit-sharing,  pension  or retirement  plan,  program, agreement or  arrangement,  and  each other "employee benefit plan" (within the meaning of section 3(2)

of  ERISA), program, agreement or arrangement, whether formal  or informal,  written or oral, and whether legally binding  or  not,

sponsored,  maintained  or  contributed  to  or  required  to  be

contributed  to  by  the  Seller  or  MidCon  or  any  of   their

Subsidiaries for the
benefit of any employee, former employee, consultant, officer, or director of MidCon or any of its Subsidiaries.


      9.28  "Employees"  shall  mean  collectively  the  Salaried

Employees and the Union Employees.


      9.29 "Employee Welfare Benefit Plan" shall have the meaning set forth in Section 3(1) of ERISA.


     9.30 "Encumbrance" shall mean any lien, charge, encumbrance,

conditional  sale agreement, option, right of purchase,  warrant,

title  retention  agreement,  pledge,  restriction  on  transfer,

voting  trust, security interest or other adverse claim,  whether arising by contract or law.


      9.31  "ERISA"  shall  mean the Employee  Retirement  Income

Security  Act of 1974, as amended, and the rules and  regulations promulgated thereunder.


      9.32  "ESOP  Note"  shall  mean that  certain  Non-Recourse

Promissory  Note,  dated  November 20, 1996,  in  the  amount  of

$1,398,600,000, issued by the MidCon ESOP Trust to the Seller.


      9.33  "Facilities" shall have the meaning set forth in  the

Cash Management Agreement.


      9.34  "FERC"  shall  mean  the  Federal  Energy  Regulatory

Commission.


     9.35 "Financial Statements" shall have the meaning set forth in Section 2.10.


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



      9.36  "Former  Salaried Employees" shall  mean  the  former nonunion employees of MidCon or any of its Subsidiaries  (i)  who retired, died, became disabled or otherwise terminated employment prior  to the Closing Date and (ii) who are not immediately after the  Closing in the active employment of the Seller or any of its

Subsidiaries.


       9.37  "Former  Union  Employees"  shall  mean  the  former

employees  of  MidCon  or  any  of  its  Subsidiaries  who   were

represented  by a collective bargaining unit represented  by  the

Union,  including  such employees who, on the  Closing  Date  and pursuant to the terms of the union contract in effect as  of  the date  of  such  employee terminated from service, retired,  died,

became  disabled or otherwise terminated employment prior to  the

Closing Date.


      9.38  "GAAP"  shall  mean United States generally  accepted accounting  principles.  GAAP relating to the  Seller  or  MidCon shall  be that applied on a basis consistent with the preparation of the Financial Statements.


      9.39  "Governmental Entity" shall mean any federal,  state,

local or foreign governmental or regulatory authority or agency.


      9.40  "Government  Securities"  means  direct  non-callable obligations  of, or non-callable obligations timely  payments  of which  are guaranteed by, the United States of America,  for  the payment  of  which guarantee or obligations the  full  faith  and credit of the United States of America is pledged.


      9.41  "HSR Act" shall mean the Hart-Scott-Rodino  Antitrust

Improvements Act of 1976, as amended.


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




      9.42  "Indemnified Person" shall mean  one  of  the  Seller

Indemnitees or the Buyer Indemnitees as the case may be.


     9.43 "Insurance Novation Agreement" shall mean the agreement substantially in the form of Exhibit 5.1.5(b).


      9.44 "Insurance Release Agreement" shall mean the agreement substantially in the form of Exhibit 5.1.5(a).


      9.45 "Intercompany Agreements" shall mean (i)  the Services

Agreement,  (ii)  the Cash Management Agreement,  (iii)  the  Tax

Sharing  Agreement,  (iv)  the MidCon  Restructuring  Agreements,

(v)  the  Dividend  Note,  (vi) the  Pipeline  Lease,  (vii)  the

Pipeline  Lease  Guaranty  and (viii) the  Originator  Receivable

Sales Agreement.


      9.46 "Knowledge" shall mean, with respect to any Party, the

actual   conscious  awareness  of  factual  information,  without

independent investigation, of officers of such Party.


      9.47 "LIBO Business Day" shall mean any day not a Saturday,

Sunday  or  legal holiday in the State of New York and  on  which banks  and  the  Federal Reserve Bank of New York  are  open  for business in New York City; provided, however, that the term "LIBO

Business Day" shall also exclude any day on which banks  are  not open  for  dealings  in Dollar deposits in the  London  Interbank

Market.


      9.48  "LIBO Rate" shall mean, for any interest period,  the interest  rate  per  annum reflected in the Wall  Street  Journal under MONEY RATES London Interbank Offered Rates (LIBOR), or such independent  source  as shall be agreed by  the  Seller  and  the

Buyer, for three
months,  or  such  shorter period as may  be  applicable  to  the interest  period,  for the date that is two  LIBO  Business  Days prior to the beginning of such interest period.


      9.49 "Material Adverse Effect," with respect to any Person,

shall   mean   an   adverse   effect,  circumstance,   condition,

development  or  occurrence  having  (a)  the  effect   in   each

individual  case of a loss, liability, obligation or  damages  of more  than twenty-five million dollars or (b) the effect  in  the aggregate of all losses, liability, obligation or damages of more than  fifty  million  dollars, net in each case  of  any  benefit arising  from the event, liability, obligation, claim, litigation or violation giving rise to the adverse effect.


       9.50   "MidCon"  shall  mean  MidCon  Corp.,  a   Delaware

corporation.


      9.51  "MidCon  ESOP" shall mean the MidCon  Corp.  Employee

Stock  Ownership Plan established by the Seller, effective as  of

November 20, 1996.


      9.52  "MidCon  ESOP Agreements" shall mean (i)  the  MidCon

Corp.  ESOP  Trust Agreement by and between the Seller  and  U.S.

Trust Company of California, N.A., as trustee, effective November

20,  1996,  (ii)  the  MidCon ESOP, (iii) the Funding  Agreement,

dated November 20, 1996, by and between the Seller and U.S. Trust

Company  of California, N.A., in its capacity as trustee  of  the

MidCon  ESOP  Trust;  (iv)  the Stock Purchase  Agreement,  dated

November 20, 1996, by and between the Seller and the MidCon  ESOP

Trust; (v) the Pledge Agreement dated as of November 20, 1996, by and  among  the Seller, in its capacity as collateral agent,  the

Seller,  in  its individual capacity, MidCon and the MidCon  ESOP

Trust;  (vi) the Stockholders' Agreement dated November 20,  1996 by and between the Seller and the

MidCon   ESOP  Trust,  (vii)  the  Certificate  of  Designations;

(viii) the ESOP Note and (ix) the Term Loan Agreement.


      9.53  "MidCon ESOP Trustee" shall have the same meaning  as

"Trustee"  in  the MidCon ESOP.  The MidCon ESOP Trustee  is  the

U.S.  Trust  Company of California, N.A. as of the date  of  this

Agreement.


      9.54  "MidCon Indemnitees" shall have the meaning set forth in Section 5.2.6.


      9.55 "MidCon Loans" shall mean loans made by the Seller  to

MidCon as more fully set forth in the Cash Management Agreement.


      9.56  "MidCon Restructuring Agreements" shall mean all  the

agreements   referred   to   in   the   definition   of   "MidCon

Restructuring" in the Certificate of Designations.


      9.57 "1997 Financial Statements" shall have the meaning set forth in Section 5.1.6.


      9.58  "Notified Party" shall have the meaning set forth  in

Section 5.3.3.


      9.59 "Notifying Party" shall have the meaning set forth  in

Section 5.3.3.


      9.60  "OPC  Loans" shall mean loans made by MidCon  to  the

Seller as more fully set forth in the Cash Management Agreement.


      9.61 "Originator Receivables Sale Agreement" shall mean the

Originator  Receivables Sale Agreement, dated as of  October  29,

1992, by and among Occidental Receivables, Inc.,

Occidental  Chemical  Corporation  and  the  MidCon  subsidiaries listed as originators on the signature pages thereto, as amended.


      9.62  "Party"  or "Parties" shall mean the  Seller  or  the

Buyer, or both, as the case may be.


       9.63  "Person"  shall  mean  an  individual,  corporation,

partnership,  limited  liability  company,  association,   trust,

unincorporated  organization, business, government  or  political subdivision thereof, governmental agency or other entity.


      9.64  "Pipeline  Lease" shall mean the Intrastate  Pipeline

System  Lease, dated as of December 31, 1996, by and between  the

Pipeline Lessor and the Pipeline Lessee.


      9.65 "Pipeline Lease Guaranty" shall mean the Guaranty  and

Agreement,  dated December 31, 1996, by MidCon in  favor  of  the

Pipeline Lessor with regard to the guaranty of the obligations in favor of the Pipeline Lessee.


      9.66  "Pipeline  Lessee" shall mean MidCon  Texas  Pipeline

Operator,  Inc., a Delaware corporation, and its  successors  and assigns.


      9.67  "Pipeline  Lessor" shall mean MidCon Texas  Pipeline,

L.P.,  a  Delaware  limited partnership, and its  successors  and assigns.


      9.68  "PUHCA" shall mean the Public Utility Holding Company

Act of 1935, as amended.


      9.69  "Purchase Price" shall have the meaning set forth  in

Section 1.2.


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



      9.70  "Reference  Rate" shall mean  the  rate  of  interest announced from time to time by The Chase Manhattan Bank, N.A., as its  reference rate.  This rate of interest shall be  applied  to the  actual  elapsed days over the total days in  the  applicable calendar year.


      9.71  "Related  Agreements" shall mean  (a)  the  Insurance

Release Agreement, (b) the Insurance Novation Agreement, (c)  the

Term   Loan   Assignment  Agreement,  (d)  an  interim   services

agreement,  if  any, and (e) any security agreement  and  control

agreement   or   any   letter  of  credit  issued   pursuant   to

Section 5.3.4.


       9.72   "Salaried  Employees"  shall  mean  all  employees,

including  salaried, hourly employees of MidCon  or  any  of  its

Subsidiaries who are not Union Employees and who are  immediately prior  to  the Closing (i) in the active employment of MidCon  or any  of  its  Subsidiaries, or (ii) on  sick  leave,  short  term disability,  long  term  disability, or other  leave  of  absence approved by the Seller or any of its Subsidiaries.


       9.73   "SEC"  shall  mean  the  Securities  and   Exchange

Commission.


      9.74  "SEC  Reports" shall have the meaning  set  forth  in

Section 2.11.


     9.75 "Securities Act" shall mean the Securities Act of 1933,

as amended.


      9.76  "Securities Exchange Act" shall mean  the  Securities

Exchange Act of 1934, as amended.


     9.77 "Seller" shall mean Occidental Petroleum Corporation, a

Delaware corporation.


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



      9.78 "Seller Indemnitees" shall mean the Seller and each of

its   Affiliates   and  their  respective  officers,   directors,

employees and agents.


      9.79 "Services Agreement" shall mean the Services Agreement dated November 20, 1996 by and between the Seller and MidCon.


       9.80  "Shares"  shall  have  the  meaning  set  forth   in

Section 2.4.


      9.81  "Significant  Subsidiary" shall  mean  the  following

Subsidiaries  of  MidCon:  mc2, Inc., MidCon Gas Products  Corp.,

MidCon  Gas  Services Corp., MidCon Power Services Corp.,  MidCon

Texas  Pipeline Operator, Inc., Natural Gas Pipeline  Company  of

America,  NGPL  Offshore Company, NGPL - Canyon Compression  Co.,

NGPL - Trailblazer Inc., and Palo Duro Pipeline Company, Inc.


      9.82  "Subsidiary" of any Person shall mean another Person,

with  respect  to  which  such first  Person  owns,  directly  or indirectly,  an amount of the voting securities or  other  voting ownership or partnership interests sufficient to elect at least a majority  of its board of directors or other governing body  (or,

if  there  are  no such voting interests, more than  50%  of  its equity).


      9.83 "Substitute Note" shall mean one or more notes payable to  the  order  of  the  Seller, substantially  in  the  form  of

Exhibit 9.83 hereto, which provides for interest at a rate  equal
------------
to  0.3%  plus the rate of interest (the "fixed rate equivalent")

applicable  to  a promissory note with a fixed rate  of  interest that  has the same present value as a promissory note that  bears interest  at  the LIBO Rate applicable for each interest  period,

assuming that both notes have the


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



same  original principal amount as such Substitute Note  and  pay interest and principal at the same times as such Substitute Note,

which  fixed  rate equivalent shall be determined  on  the  fifth

Business  Day  prior  to the Closing Date  by  reference  to  the implied  forward  LIBO Rates derived from the eurodollar  futures market,  which  implied forward LIBO Rates are  published  by  an independent  source  agreed to by the Buyer and  the  Seller,  in accordance with a methodology previously agreed to by  the  Buyer and the Seller.


      9.84  "Tax"  means  any federal, state, local,  or  foreign income,  gross  receipts, license, payroll,  employment,  excise,

severance,  stamp, occupation, premium,  environmental (including taxes  under  Code Section 59A), customs duties,  capital  stock,

franchise,  profits, withholding, social security  (or  similar),

unemployment,  disability,  real  property,  personal   property,

sales,  use, transfer, registration, value added, alternative  or add-on  minimum, estimated, or other tax of any kind  whatsoever,

including  any  interest, penalty, or addition  thereto,  whether disputed or not.


      9.85  "Tax  Return" means any return, declaration,  report,

claim for refund, or information return or statement relating  to

Taxes,   including  any  schedule  or  attachment  thereto,   and

including any amendment thereof.


      9.86  "Tax  Sharing Agreement" shall mean the  Tax  Sharing

Agreement  dated  as  of  November 20, 1996 by  and  between  the

Seller and MidCon.


      9.87  "Term  Loan  Agreement"  shall  mean  the  Term  Loan

Agreement,  dated  as  of November 20, 1996,  by  and  among  the

Seller, MidCon Corp. ESOP Trust and MidCon.


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



       9.88  "Term  Loan  Assignment  Agreement"  shall  mean  an agreement substantially in the form set forth in Exhibit 9.88.
                                                 ------------

      9.89  "Termination Allowance Plan" shall  mean  the  MidCon

Corp.  Termination  Allowance Plan adopted by MidCon  as  amended from time to time.


      9.90  "Termination Date" shall mean June 30, 1998  or  such other date as the Parties may mutually agree in writing.


      9.91  "Union"  shall mean the United Steel  Workers  (Local

1445--2) representing certain hourly employees of MidCon.


      9.92  "Union Contract" shall mean the collective bargaining agreement between Natural Gas Pipeline of America and the  United

Steel Workers Local 1445-2.


     9.93 "Union Employees" shall mean all employees of MidCon or its  Subsidiaries immediately prior to the Closing Date  who  are part  of the collective bargaining unit represented by the Union,

including such employees who, on the Closing Date and pursuant to the terms of the Union Contract, (i) are in the active employment of MidCon or any of its Subsidiaries, or (ii) are on layoff, sick leave or other leave of absence.

                            ARTICLE X

                          MISCELLANEOUS


       10.1  Further  Assurances.   Subject  to  the  terms   and
             -------------------
conditions herein provided, each of the Parties agrees to use all reasonable commercial efforts to take, or cause to be taken,  all action  and  to  do,  or cause to be done, all things  necessary,

proper  or  advisable under applicable laws  and  regulations  to consummate  and  make effective the transactions contemplated  by this Agreement, including using all reasonable commercial efforts to  obtain  all  necessary  waivers, consents  and  approvals  in connection  with  any  governmental  requirements  set  forth  in

Section  2.3 and Section 3.3 of the Agreement, and to effect  all necessary  registrations and filings.  In case at any time  after the Closing Date any further action is necessary or desirable  to carry  out  the  purposes of this Agreement, the proper  officers and/or  directors of the Seller, the Buyer or MidCon  shall  take all such necessary action.



     10.2 Preservation of Books and Records.
          ---------------------------------

          (a)  Each Party agrees that for the period specified in

subpart (b) such Party shall take all necessary action to  ensure

that   all  corporate  books  and  records  of  MidCon  and   its

Subsidiaries  with respect to periods ending  on  or  before  the

Closing  Date in the possession or control of such Party  or  its

Affiliates shall be open for inspection by representatives of the other  Party at any time during regular business hours  and  that the  other Party may during such statutory period at its  expense make such excerpts therefrom as it may reasonably request.

           (b)   For the period of 10 years following the Closing

Date  or  such longer period pursuant to Article VI, no Party  or its  Affiliates  shall  destroy or  give  up  possession  of  any original or any copy of any of the books and records relating  to

any   matter   for  which  a  Party  shall  have  any  continuing

responsibility under this Agreement or any agreement contemplated by  this Agreement without first offering to the other Party  the opportunity, at its expense, to obtain such original  or  a  copy

thereof.   During  such  period, the Party shall  use  reasonable

commercial  efforts to cooperate with the other  Party  and  make

such   books   and  records  available  to  the   employees   and

representatives of the other Party to the extent that  the  other

Party may reasonably require for its corporate and other business purposes.


      10.3 Confidentiality.  Each Party and its Affiliates shall,
           ---------------
and  shall cause their respective employees, agents, accountants,

legal  counsel  and other representatives to perform  and  comply with the two Confidentiality Agreements dated October 9, 1997 and

December 16, 1997 respectively between the Parties.



     10.4 Notices. All notices and other communications hereunder
          -------
shall  be  in  writing  and shall be deemed given  upon  personal delivery, facsimile transmission (which is confirmed) or delivery by  an  overnight express courier service (delivery,  postage  or freight  charges prepaid), or on the fourth day following deposit in  the  United States mail (if sent by registered  or  certified mail,  return  receipt requested, delivery,  postage  or  freight charges  prepaid),  addressed to the  parties  at  the  following addresses  (or  at  such other address for a party  as  shall  be specified by like notice):

     (a)  if to Seller:

          Occidental Petroleum Corporation
          10889 Wilshire Boulevard
          Los Angeles, California 90024

          Attention:  General Counsel


          Facsimile Number: (310) 443-6195



     (b)  if to Buyer:


          KN Energy, Inc.
          P.O. Box 281304
          370 Van Gordon
          Lakewood, Colorado 80228-8304

          Attention:  Vice President


          Facsimile Number: (303) 763-3115



      10.5  Public  Announcements.  Prior  to  the  Closing,  the
            ---------------------
Parties  shall not, and shall not permit any of their  respective

Affiliates   to,  issue  any  press  release  or   other   public

announcement  concerning this transaction  except  (a)  with  the prior approval of the other Party, or (b) when, on the advice  of legal  counsel, such release or announcement is required  by  the federal  securities laws or the rules and regulations of  any  of the  national exchanges, in which case the Parties shall, to  the extent practicable, first consult with each other.



     10.6 Successors and Assigns.  No party to this Agreement may
          ----------------------
assign  any  of  its rights or obligations under  this  Agreement without  the  express written consent of the other Party  hereto.

Any  assignment in violation of the foregoing shall be  null  and

void.   Subject to the preceding sentences of this Section  10.6,

the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant  to  or  in  connection with this  Agreement)  shall  be binding  upon and inure to the benefit of the Parties  and  their respective legal representatives, successors and assigns.



       10.7   Expenses.   Whether  or  not  this   Agreement   is
              --------
consummated,  all costs and expenses (including  legal  fees  and expenses)  incurred  in connection with this  Agreement  and  the transactions contemplated hereby and thereby shall be paid by the

Party  incurring such expense.  Any brokerage, finders  or  other similar fees or commissions payable to Merrill Lynch & Co. or  to

Credit  Suisse  First Boston Corporation in connection  with  the transactions contemplated by this Agreement shall be paid by  the

Seller.  Any brokerage, finder's or other similar fees payable to

Morgan Stanley & Co. Incorporated, Petrie Parkman & Co., Inc.  or

to  Salomon  Brothers  Inc in connection  with  the  transactions contemplated by this Agreement shall be paid by the Buyer.


      10.8  Severability.   If any term, provision,  covenant  or
            ------------
restriction  of  this Agreement is held by a court  of  competent

jurisdiction   or   other  authority   to   be   invalid,   void,

unenforceable  or against the applicable regulatory  policy,  the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     10.9 Construction; Interpretation.
          ----------------------------

           (a)  When a reference is made in this Agreement to  an

Article, Section, Exhibit or Schedule, such reference shall be to an Article, Section, Exhibit or Schedule to this Agreement unless otherwise indicated.


           (b)   The  words "include," "includes" and "including"

when  used herein shall be deemed in each case to be followed  by the words "without limitation."


          (c)  The information set forth in any Section or in any

Schedule shall be deemed to qualify and relate to every provision of this Agreement.


           (d)   The table of contents and headings contained  in

this  Agreement  are for reference purposes only  and  shall  not

affect  in  any  way  the  meaning  or  interpretation  of   this

Agreement.


           (e)  The Parties agree that they have been represented

by counsel during the negotiation and execution of this Agreement and,  therefore  waive  the application of any  law,  regulation,

holding or rule of construction providing that ambiguities in  an agreement  or other document will be construed against the  Party drafting such agreement or document.


           (f)   Any  reference to any federal, state,  local  or

foreign statute or law shall be deemed also to refer to all valid and  enforceable  rules  and regulations promulgated  thereunder,

unless the context requires otherwise.

     10.10     Entire Agreement; Third Party Beneficiaries.  This
               -------------------------------------------
Agreement,  those  certain  Confidentiality  Agreements  by   and

between the Seller and the Buyer (including the documents and the instruments  referred  to  herein  and  therein)  as  more  fully described in Section 10.3 and that certain letter agreement  from

the   Seller  to  the  Buyer  dated  the  date  hereof  regarding compensation  of  certain officers of MidCon (a)  constitute  the

entire   agreement  and  supersedes  all  prior  agreements   and

understandings,  both written and oral, among  the  parties  with respect  to the subject matter hereof, and (b) except as provided under Section 5.2.3, Section 5.2.6, Section 8.2 and Section  8.3,

are not intended to confer upon any person other than the Parties any rights or remedies hereunder.


      10.11      Amendment and Modification.  This Agreement  may
                 --------------------------
not  be  amended, modified and supplemented, and no amendment  to this  Agreement  shall  be  effective,  unless  evidenced  by  an instrument in writing signed by each Party.


      10.12      Governing Law.  This Agreement shall be governed
                 -------------
and  construed  in  accordance with the  laws  of  the  State  of

Delaware, without regard to principles of conflicts of law.


      10.13     Waiver of Jury Trial.  Each of the Buyer and  the
                --------------------
Seller hereby irrevocably waive all right to trial by jury in any action,  proceeding or counterclaim (whether based  on  contract,

tort  or  otherwise) arising out of or relating to this Agreement or  actions  of  the  Buyer and the Seller  in  the  negotiation,

administration, performance and enforcement hereof.

     10.14     Consent to Jurisdiction and Forum Selection.  Each
               -------------------------------------------
Party  hereby  irrevocably  agrees  that  any  legal  action   or

proceeding  against it or any of its Affiliates  arising  out  of this  Agreement  may be brought in the courts  of  the  State  of

Delaware,  or of the United States of America District Court  for

Delaware  and does hereby irrevocably (a) designate, appoint  and empower  the  Secretary  of State of the  State  of  Delaware  to

receive  for  and on behalf of it and its Affiliates  service  of process  in the State of Delaware, and (b) consent to service  of process  outside the territorial jurisdiction of such  courts  in the manner permitted by law.  In addition, each Party, on its own behalf  and  on  behalf  of  its Affiliates,  irrevocably  waives

(i)  any objection which such Party or its Affiliates may now  or hereafter  have  to the laying of venue of any  suit,  action  or proceeding arising out of, or relating to, this Agreement brought in  any such court, (ii) any claim that any such suit, action  or proceeding  brought  in any such court has  been  brought  in  an inconvenient  forum, and (iii) the right to object, with  respect to any such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such Party or any other Party.


      10.15     Counterparts.  This Agreement may be executed  in
                ------------
one  or more counterparts, each of which shall be considered  one and  the  same agreement and shall become effective when  two  or more  counterparts have been signed by each of  the  Parties  and delivered  to  the  other  Party, it being  understood  that  all

Parties need not sign the same counterpart.

     IN  WITNESS  WHEREOF, the Seller and the Buyer  have  caused

this   Agreement  to  be  signed  by  their  respective  officers thereunder  duly  authorized, all as of the  date  first  written above.


                              OCCIDENTAL PETROLEUM CORPORATION
                              ("Seller")



                             By:      STEPHEN I. CHAZEN
                                 -----------------------------
                            Its:



[Corporate Seal]


                              KN ENERGY, INC.
                              ("Buyer")



                             By:       LARRY HALL
                                 ------------------------------
                            Its:


[Corporate Seal]

                           EXHIBIT 4.2.3

                        OPINION OF COUNSEL
                            TO SELLER

1. The Seller is a corporation validly existing and in good standing under the laws of the State of Delaware.

2. The Seller has the requisite corporate power and authority to enter into the Agreement, each Security Agreement, each Control Agreement, the Insurance Release Agreement, the Insurance Novation Agreement, and the Term Loan Assignment Agreement and the Letter Agreement referenced in Section 10.10 of the Agreement (together, the "Transaction Documents") and to perform its obligations thereunder.

3. The authorized capital stock of MidCon consists of 1,400,000 shares of common stock, par value $.01 per share, all of which are outstanding. The Seller owns all of the outstanding Common Stock of record and beneficially, free and clear of all adverse claims.

4. The Board of Directors of the Seller has duly authorized the execution and delivery of the Transaction Documents by the Seller and the consummation of the transactions contemplated thereby, and no other corporate proceeding on the part of the Seller is necessary to authorize the execution and delivery of the Transaction Documents by the Seller and the consummation by it of the transactions contemplated thereby.

5. Each of the Transaction Documents has been duly executed and delivered by the Seller.

6. Assuming the due authorization, execution and delivery of each of the Transaction Documents by the parties thereto other than the Seller, each of the Transaction Documents is a valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

7. Neither the execution and delivery by the Seller of the Transaction Documents, nor the performance by the Seller of its obligations thereunder, will, as of the Closing Date,
       (i) violate or conflict with any provision of the Restated Certificate of Incorporation, as amended, or By-laws, as amended, of the Seller (ii) violate or constitute a material default under any provision of, or result in acceleration of any obligation under, or give rise to a right to any party to terminate its obligations under, any material contract, lease, undertaking, indenture, bond, debenture, mortgage, deed of trust, note or other instrument or other agreement known to such counsel to which the Seller is a party.

8. No consent, approval, or authorization of any government or governmental instrumentality or court under any Seller Applicable Laws is required for the execution and delivery by the Seller of the Transaction Documents or the performance by the Seller of its obligations thereunder, except such as have been obtained. "Seller Applicable Laws" means the laws of the General Corporation Law of the State of Delaware and the federal laws of the United States of America that in the experience of such counsel are normally applicable to transactions of the type contemplated by the Transaction Documents.

9. Neither the Seller nor MidCon is a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the PUHCA.

                          EXHIBIT 4.3.4

                       OPINION OF COUNSEL
                            TO BUYER

1. The Buyer is a corporation validly existing and in good standing under the laws of the State of Kansas.

2. The Buyer has the requisite corporate power and authority to enter into the Agreement, each Substitute Note, each Security Agreement, each Control Agreement, the
       Insurance Release Agreement, the Insurance Novation
       Agreement, the Term Loan Assignment Agreement and the
       Buyer's Pipeline Lease Guarantee (collectively, the "Buyer
       Transaction Documents") and to perform its obligations thereunder.

3. The Board of Directors of the Buyer has duly authorized the execution and delivery of the Buyer Transaction
       Documents by the Buyer and the consummation of the transactions contemplated thereby, and no other corporate proceeding on the part of the Buyer is necessary to authorize the execution and delivery of the Buyer
       Transaction Documents by the Buyer and the consummation by it of the transactions contemplated thereby.

4. Each of the Buyer Transaction Documents has been duly executed and delivered by the Buyer.

5. Assuming the due authorization, execution and delivery of each of the Buyer Transaction Documents by the parties thereto other than the Buyer, each of the Buyer Transaction Documents is a valid and binding obligation of the Buyer, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

6. Neither the execution and delivery by the Buyer of the Buyer Transaction Documents, nor the performance by the Buyer of its obligations thereunder, will, as of the Closing Date, (i) violate or conflict with any provision of the certificate of incorporation, or by-laws, of the Buyer (ii) violate or constitute a material default under any provision of, or result in acceleration of any obligation under, or give rise to a right to any party to terminate its obligations under, any material contract, lease, undertaking, indenture, bond, debenture, mortgage, deed of trust, note or other instrument or other agreement known to such counsel to which the Buyer is a party.

7. No consent, approval, or authorization or certificate of any government or governmental instrumentality or court under any Applicable Laws is required for the execution and delivery by the Seller of the Transaction Documents or the performance by the Buyer of its obligations thereunder, except such as have been obtained. "Buyer Applicable Laws" means the laws of the State of Kansas and the federal laws of the United States of America that in the experience of such counsel are normally applicable to transactions of the type contemplated by the Transaction Documents including, without limitation, the Federal Power Act and the Natural Gas Act.

8. The Seller has a valid, perfected, first priority security interest in securities account number __________ maintained with _____________ in the name "____________" and all securities, funds and other property from time to time credited to such account and all security entitlements with respect thereto.*








___________________________________
*This opinion shall be given by [Simpson Thacher & Bartlett] and shall cover all collateral required to secure any Substitute Note issued pursuant to the Agreement.

                        EXHIBIT 5.1.5(a)

                      SETTLEMENT AGREEMENT
                       AND POLICY RELEASE


       This SETTLEMENT AGREEMENT AND POLICY RELEASE (this "AGREEMENT") is entered into this ____ day of _________, 1998 between OPCAL INSURANCE, INC., a Hawaii corporation, on behalf of itself and its affiliates, parents, subsidiaries, agents, employees, predecessors, and successors (collectively "OPCAL"), and MIDCON CORP., a Delaware corporation and its subsidiaries, affiliates, agents, employees, predecessors, and successors (individually and collectively "MIDCON").


                            RECITALS:

      WHEREAS, OPCAL issued to MIDCON certain insurance  policies whereby  OPCAL,  in  consideration of the  payment  of  premiums,
committed   to  insure  certain  risks  of  MIDCON  (herein   the
"POLICIES") as listed on the attached schedule.

       WHEREAS,  OCCIDENTAL  PETROLEUM  CORPORATION,  a  Delaware
corporation  ("OCCIDENTAL")  has  agreed  to  sell  all  of   the
outstanding common stock of MIDCON to KN ENERGY, INC., a Kansas corporation.

     WHEREAS, as part of OCCIDENTAL's sale of MIDCON's stock, its indirect subsidiary, OPCAL, and MIDCON desire fully and finally to settle and release all their respective rights, obligations and liabilities, whether known or unknown, as respects MIDCON's losses and expenses only, under the POLICIES.


                           AGREEMENTS:

     NOW, THEREFORE, IT IS AGREED BY AND BETWEEN OPCAL AND MIDCON
THAT:

      1. In consideration of the sale of all of the outstanding common stock of MIDCON and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, OPCAL and MIDCON do hereby release and forever discharge one another and their respective predecessors, parents, affiliates, subsidiaries, agents, managing agents, officers, directors, shareholders, successors, assigns and all other persons, firms, corporations and other entities who may be deemed to act or have acted, or who may be deemed to act in the future, on their respective behalfs in connection with or with respect to the POLICIES from any and all present and future payment obligations, adjustments, executions, offsets, actions, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, covenants, controversies, agreements, promises, damages, expenses (including, but not limited to, court costs and attorneys' fees), judgments, claims, demands, liabilities or losses whatsoever, whether known or unknown, claimed or suspected, fixed or contingent, which OPCAL and MIDCON and their respective predecessors, successors and assigns ever had, now have, or hereafter may have, whether grounded in law or in equity, in contract or in tort, or otherwise, and whether obtained by subrogation, assignment or otherwise, by reason of any matter whatsoever arising under of the POLICIES or any claims handling thereunder, it being the intention of the parties that this AGREEMENT operate as a full and final settlement of all past, current and future liabilities, whether alleged or actual, to one another under the POLICIES to the fullest extent possible under the law, provided however, that nothing in this AGREEMENT shall affect any rights OPCAL may have with respect to any of its reinsurers.

      2. MIDCON hereby agrees to indemnify OPCAL and to hold it harmless from and against, and pay on its behalf the amount of any judgment, payment award, loss, claim, expense, cost, damage or liability incurred by it arising out of, resulting from or in any way connected with any claim against OPCAL arising as a result of MIDCON having been an insured under the POLICIES.

      3. MIDCON does hereby withdraw all requests, demands, and tenders for defense, indemnity or other reimbursement heretofore submitted to OPCAL, and does hereby covenant and agree to forever relinquish and abandon any and all rights, whether actual or alleged, known or unknown, accrued or unaccrued, under the POLICIES.

      4. This AGREEMENT is not intended to and shall not be construed to confer any benefits on any other person or entity other than the signatories.

       5.     This   AGREEMENT  may  be  executed   in   multiple
counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument and agreement.

      6. This AGREEMENT contains the entire agreement between the parties as respects its subject matter. All discussions and agreements previously entertained between the parties concerning the subject matter of this AGREEMENT are merged into this AGREEMENT. This AGREEMENT may not be modified or amended, nor any of its provisions waived, except by an instrument in writing, signed by both parties hereto.

      7. Should any part or provision of this AGREEMENT be determined invalid for any reason, both parties hereto understand and agree that the remaining portions hereof shall continue in effect.

      8. Both parties hereto understand and agree that this AGREEMENT shall be governed by and interpreted and construed under the laws of the State of California which are effective this date.

      IN WITNESS WHEREOF the parties hereto have executed this Settlement Agreement and Policy Release by their duly authorized representatives in duplicate as of the last date set forth below.


OPCAL INSURANCE, INC.
on behalf of itself and its predecessors, affiliates, parents and subsidiaries



By:                                     Witness:
   ----------------------------                 ----------------------
Title:
      --------------------------
Date:
     ---------------------------

MIDCON CORP.
on behalf of itself and its predecessors, affiliates, parents and subsidiaries



By:                                     Witness:
   ------------------------------               ----------------------
Title:
      ----------------------------
Date:
     ----------------------------

                                EXHIBIT 5.1.6(a)

                                   ATTACHMENT

                                                                                          DEDUCTIBLES
                                                                                          -------------------------------------
                                                                                                                          CORP&
INCEPT.   EXPIR.    LAYER          COVERAGE      INSURED     POLICY #   INSURER           OXYCHEM    OXYUSA     MIDCON    SUBS

11/1/95   11/1/96   $10M PRIMARY   GENERAL/      OPC & Subs  96-4201    OPCAL INS., INC.  $1MM/      $1MM/      $1MM/     $0
                                   PRODUCTS                                                OCC (2)    OCC (2)    OCC (2)
11/1/96   11/1/97   $10M PRIMARY   GENERAL/      OPC & Subs  97-4201    OPCAL INS., INC.  $1MM/      $1MM/      $1MM/     $0
                                   PRODUCTS                                                OCC (2)    OCC (2)    OCC (2)

10/15/92  10/15/93  $10M PRIMARY   LIABILITY     OPC & Subs  92-93-28   OPCAL INS., INC.  $250K/     $250K/     $250K/    $0
                                   DEDUCTIBLES                                             OCC (1)    OCC (1)    OCC (1)
10/15/93  11/1/94   $10M PRIMARY   LIABILITY     OPC & Subs  94-4210    OPCAL INS., INC.  $250K/     $250K/     $250K/    $0
                                   DEDUCTIBLES                                             OCC (2)    OCC (2)    OCC (2)
11/1/94   11/1/95   $10M PRIMARY   LIABILITY     OPC & Subs  95-4210    OPCAL INS., INC.  $250K/     $250K/     $250K/    $0
                                   DEDUCTIBLES                                             OCC (2)    OCC (2)    OCC (2)
11/1/95   11/1/96   $10M PRIMARY   LIABILITY     OPC & Subs  96-4210    OPCAL INS., INC.  $1MM/      $1MM/      $1MM/     $0
                                   DEDUCTIBLES                                             OCC (2)    OCC (2)    OCC (2)
11/1/96   11/1/97   $10M PRIMARY   LIABILITY     OPC & Subs  97-4210    OPCAL INS., INC.  $1MM/      $1MM/      $1MM/     $0
                                   DEDUCTIBLES                                             OCC (2)    OCC (2)    OCC (2)

10/15/91  10/15/92  $10M PRIMARY   PRIMARY       OPC & Subs  ML90-13(II)OPCAL INS., INC.  $25K (ON)  $25K (ON)            $25K (ON)
                                   MARINE LIAB.                                           & $100K    & $100K              & $100K
                                                                                          (OFF)      (OFF)                (OFF)
10/15/92  11/1/93   $10M PRIMARY   PRIMARY       OPC & Subs  92-9303    OPCAL INS., INC.  $25K (ON)  $25K (ON)            $25K (ON)
                                   MARINE LIAB.                                           & $100K    & $100K              & $100K
                                                                                          (OFF)      (OFF)                (OFF)
11/1/93   11/1/94   $10M PRIMARY   PRIMARY       OPC & Subs  94-2201    OPCAL INS., INC.  $250K/OCC  $250K/OCC            $250K/
                                   MARINE LIAB.                                                                            OCC
11/1/94   11/1/95   $10M PRIMARY   PRIMARY       OPC & Subs  95-2201    OPCAL INS., INC.  $250K/OCC  250K/OCC             $250K/
                                   MARINE LIAB.                                                                            OCC
11/1/95   11/1/96   $10M PRIMARY   PRIMARY       OPC & Subs  96-2201    OPCAL INS., INC.  $250K/OCC  $250K/OCC            $250K/
                                   MARINE LIAB.                                                                            OCC
11/1/96   11/1/97   $10M PRIMARY   PRIMARY       OPC & Subs  97-2201    OPCAL INS., INC.  $250K/OCC  $250K/OCC            $250K/
                                   MARINE LIAB.                                                                            OCC

10/15/92  10/15/93  $1M Statutory  WORKERS'      MidCon      92-93-95   OPCAL INS., INC.                         $0
                                   COMP.
10/15/93  11/15/94  $1M Statutory  WORKERS'      MidCon      94-4101    OPCAL INS., INC.                         $0
                                   COMP.
11/1/94   11/1/95   $1M Statutory  WORKERS'      MidCon      95-4101    OPCAL INS., INC.                         $0
                                   COMP.
11/1/95   11/1/96   $1M Statutory  WORKERS'      MidCon      96-4101    OPCAL INS., INC.                         $0
                                   COMP.
11/1/96   11/1/97   $1M Statutory  WORKERS'      MidCon      97-4101    OPCAL INS., INC.                         $0
                                   COMP.

                         (1)IN ADDITION TO DEDUCTIBLE PRORATION OF EXPENSES BASED ON DEDUCTIBLE TO
                         TOTAL SETTLEMENT
                         (2)STRAIGHT DEDUCTIBLE NO PRORATION
                         OF EXPENSES
                         (3)POLICY DEDUCTIBLE EQUALS POLICY LIMITS, DIVISION DEDUCTIBLE ARE REFLECTED IN LIABILITY
                         DEDUCTIBLE POLICIES.
                         (4)$10MM PLUS ALL RELATED DEFENSE EXPENSES

THERE MAY BE OTHER POLICIES THAT WERE ERRONEOUSLY NOT INCLUDED. THE FAILURE TO INCLUDE THEM IS NOT A LIMITATION OF THE
INDEMNITOR'S INDEMNIFICATION OBLIGATIONS UNDER THE AGREEMENT THIS ADDENDUM IS ATTACHED TO.


                             EXHIBIT 5.1.5(b)

                            NOVATION AGREEMENT

                        entered into by and between

         National Union Fire Insurance Company of Pittsburgh, PA.
                 [Add names of National Union affiliates]
                          (herein the "Company")

                                    and

                              KN Energy, Inc.
                           (herein "Purchaser")

                                    and

                     Occidental Petroleum Corporation,
                          a Delaware corporation
                           (herein "Occidental")
                                    and
                its wholly-owned captive insurance company,
                          Opcal Insurance, Inc.,
                           a Hawaii corporation
                             (herein "Opcal")


     WHEREAS, the Company and Occidental and Opcal have previously entered into the following Indemnity Agreements and Reinsurance Agreements, respectively, together with any Addenda, Policy and Funding Schedule(s) thereto (collectively the "Agreements"):

          1. Faculative Reinsurance Agreement between National Union Fire Insurance Company of Pittsburgh, PA and Piper Indemnity Limited, effective April 1, 1980;
          2. Faculative Reinsurance Agreement Restated as of July 1, 1987 between National Union Fire Insurance Company of Pittsburgh, PA and Piper Indemnity Limited;
          3. Faculative Reinsurance Agreement Restated as of October 15, 1992 between Insurance Company of the State of Pennsylvania, National Union Fire Insurance Company of Pittsburgh, PA, Commerce and Industry Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, American Home Assurance Company, Landmark Insurance Company and Piper Indemnity Limited;

          4. Faculative Reinsurance Agreement Restated as of October 15, 1993 between Insurance Company of the State of Pennsylvania, National Union Fire Insurance Company of Pittsburgh, PA, Birmingham Fire Insurance Company of Pennsylvania, Illinois National Insurance Company and Opcal, Insurance Inc., Successor by Merger to Piper Indemnity Limited;
          5. Faculative Reinsurance Agreement Restated as of November 1, 1994 between Insurance Company of the State of Pennsylvania, National Union Fire Insurance Company of Pittsburgh, PA, Birmingham Fire Insurance Company of Pennsylvania, Illinois National Insurance Company, American Home Assurance Company and Opcal, Insurance Inc.;
          6. Faculative Reinsurance Agreement Restated as of November 1, 1995 between Insurance Company of the State of Pennsylvania, National Union Fire Insurance Company of Pittsburgh, PA, Birmingham Fire Insurance Company of Pennsylvania, American Home Assurance Company, Commerce & Industry and Opcal, Insurance Inc.;
          7. Deductible Indemnity Agreement between National Union Fire Insurance Company of Pittsburgh, PA and Occidental Petroleum Corporation, effective July 1, 1987; and
          8. Deductible Indemnity Agreement between National Union Fire Insurance Company of Pittsburgh, PA, Insurance Company of the State of Pennsylvania and Occidental Petroleum Corporation, effective October 15, 1992.

     WHEREAS, Occidental, as Indemnitor, desires that it be replaced as the Client under the Indemnity Agreements, and Opcal desires that it be released and discharged by the Company under the Reinsurance Agreements, with respect to losses and expenses of Occidental's subsidiary, MidCon Corp., a Delaware corporation and of its various consolidated subsidiaries and affiliates, listed in Exhibit A hereto (collectively "MidCon"), arising under or relating to policies which are the subject of the respective Agreements (collectively "losses and expenses").

     WHEREAS, Purchaser, a company organized and doing business under the laws of the State of Kansas, desires to indemnify the Company, in return for its release and discharge of indemnity and reinsurance obligations of Occidental and Opcal, respectively, under the Agreements, with respect to MidCon's losses and expenses only; and

     WHEREAS, the Company consents to and accepts the Purchaser's indemnification in place of Occidental's and Opcal's respective obligations and liabilities under the Agreements, as to MidCon's losses and expenses only.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein the parties hereto agree as follows:

     1. This Novation Agreement shall take effect as of the Closing, as defined in the Stock Purchase Agreement between Occidental and Purchaser, dated ___________, 1997 (herein the "Effective Time"), at which time Occidental and Opcal hereby transfer, delegate, convey and assign to Purchaser all rights, duties, obligations and interests as Indemnitor or Reinsurer under the Agreements with respect to MidCon's losses and expenses only. Purchaser agrees to accept, assume, undertake and perform all such rights, duties and obligations under the Agreements with respect to MidCon's losses and expenses only:

          (i) as if it were originally the Client (Indemnitor) or Reinsurer under the Agreements as to such losses and expenses; and

          (ii) regardless of whether such losses and expenses or the rights, duties and obligations of the Client (Indemnitor) or Reinsurer arose before or after the Effective Time.

     2. In consideration of Purchaser's assumption of the obligations and liabilities for MidCon's losses and expenses under the Agreements, at the Effective Time, the Company hereby releases and discharges Occidental and Opcal, their respective present and former subsidiaries and affiliates, directors, officers, employees and shareholders, from all present and future claims, costs, damages, penalties, demands, attorneys' fees, liabilities and obligations to the Company of whatsoever character, arising out of the Agreements but only with respect to MidCon's losses and expenses, regardless of whether such losses and expenses were incurred or attributed to claims noticed or asserted before or after the Effective Time, provided, however, that Occidental and Opcal shall otherwise remain liable to the Company under the Agreements with respect to all other losses and expenses.

     3. Upon the release and discharge of Occidental and Opcal at the Effective Time, the Company shall look solely to Purchaser as its Indemnitor under the Agreements with respect to MidCon's losses and expenses only, regardless of whether such losses and expenses were incurred or attributable to claims noticed or asserted before or after the Effective Time.

     4. The Company hereby represents and warrants that the list of Agreements set forth in the recital clause of this Novation Agreement comprise a complete list of all such agreements executed by the Company and Occidental or Opcal between ____________, 19__ and the Effective Time with respect to the insureds listed in Exhibit A hereto

     5. The parties hereto agree that not later than thirty (30) days after the Effective Time, Purchaser shall provide a letter of credit in favor of the Company to secure the indemnity obligations and liabilities which the Purchaser is hereby assuming from Occidental and Opcal, respectively. Such letter of credit will be issued and delivered to the Company in an amount and form as required by the Company, and from a bank acceptable to the Company.

     6. This Novation Agreement may be executed in counterparts each of which shall be treated as an original and to form one and the same document.

     7. The terms of the Agreements, except as amended herein, remain unchanged and in full force and effect.

     8. This Novation Agreement shall be binding on the successors and assigns of the parties hereto.

     9. This Novation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law rules thereof.

/
/
/
/
/
/
/
/
/
/
/
/
/
                                 4

     IN WITNESS WHEREOF, the Company, Purchaser, Occidental and Opcal have caused this Novation Agreement to be executed by their duly authorized representatives on the date indicated below.

Dated:  ____________, 1997

                                NATIONAL UNION FIRE INSURANCE
                                  COMPANY OF PITTSBURGH, PA



                              By:_________________________________

                              Its:_________________________________



                       [Add signature lines for National Union affiliates]



                                         KN ENERGY, INC.



                              By:_________________________________

                              Its:_________________________________


                                      OCCIDENTAL PETROLEUM
                                          CORPORATION



                              By:_________________________________

                              Its:_________________________________


                                       OPCAL INSURANCE, INC.



                              By:_________________________________

                              Its:_________________________________

                                 EXHIBIT A

                                                    % Owned by
                                                        MidCon

MCN Coal Gasification Company                           100%
 (Delaware)


MCN Gulf Processing Corp.                               100%
 (Delaware)


MCN Overseas Inc.                                       100%
 (Delaware)


MCN Properties Corp.                                    100%
 (Delaware)


MidCon Business Services Corp.                          100%
 (Delaware)


MidCon Gas Services Corp.                               100%
 (Delaware)


 MGS Marketing Corp.                                    100%
 (Delaware)


 MidCon Development Corp.                               100%
 (Delaware)


 MidCon Exploration Company                             100%
 (Illinois)


 MidCon Gas Products Corp.                              100%
 (Delaware)


    MidCon Texas Gas Services Corp.                     100%
    (Delaware)

                                                   % Owned by
                                                       MidCon

 MidCon Gas Products of New                             100%
 Mexico Corp.
 (Delaware)



 MidCon NGL Corp.                                       100%
 (Delaware)


 MidCon Power Services Corp.                            100%
 (Delaware)


 MidCon Texas Gas Limited, Inc.                         100%
 (Delaware)


    MidCon Texas Pipeline, L.P. *                        49%
    (Delaware)


 MidCon Texas Pipeline                                  100%
 Operator, Inc.
 (Delaware)


 MidTex Pipeline Company                                100%
 (Delaware)


 Palo Duro Pipeline Company,                            100%
 Inc.
 (Delaware)


 mc2 Inc.                                               100%
 (Delaware)


MidCon Management Corp.                                 100%
 (Delaware)


MidCon Marketing Corp.                                  100%
 (Delaware)


MidCon Mexico Pipeline Corp.                            100%
 (Delaware)

                                                   % Owned by
                                                       MidCon

 MidCon Gas Natural de Mexico,                           98%
 S.A. de C.V. *
 (Mexico)



MidCon Razorback Pipeline                               100%
Corp.
 (Delaware)


Natural Gas Pipeline Company                            100%
of America
 (Delaware)


 MidCon Dehydration Corp.                               100%
 (Delaware)


    West Cameron Dehydration                             50%
    Company, L.L.C. *
    (Delaware)


 MidCon NGV Corp.                                       100%
 (Delaware)


 NALOCO, Inc. (Del.)                                    100%
 (Delaware)


 NATOCO, Inc.                                           100%
 (Delaware)


 NGPL Independence Pipeline                             100%
 Company
 (Delaware)


 NGPL Offshore Company                                  100%
 (Delaware)


 NGPL-Canyon Compression Co.                            100%
 (Delaware)

                                                   % Owned by
                                                       MidCon

    Canyon Creek Compression                             70%
    Company
    (Illinois)



 NGPL-Overthrust Inc.                                   100%
 (Delaware)


 NGPL-TIPCO, Inc.                                       100%
 (Delaware)


 NGPL-Trailblazer Inc.                                  100%
 (Delaware)


Occidental Energy Development                           100%
Corp.
 (Delaware)


 MidCon Gas Natural de Mexico,                            2%
 S.A. de C.V. *
 (Mexico)


United Texas Transmission                               100%
Company
 (Delaware)


__________________
*Multiple Parents

                        EXHIBIT 9.83
                 To Stock Purchase Agreement

                       KN ENERGY, INC.

                       PROMISSORY NOTE



[$ Amount]                                        [  Date  ]






     1.   Payment of Principal and Interest.   FOR  VALUE
          ---------------------------------
RECEIVED,  the  undersigned,  KN  Energy, Inc.,  a Kansas

corporation ("Obligor"),  promises to pay to the order of

Occidental Petroleum Corporation,  a Delaware corporation

(together with its successors and assigns, the "Lender"),

the principal sum of ____________________ on the Maturity

Date,  and to pay interest on the unpaid principal amount

hereof  from   time  to  time   outstanding   under  this

Promissory Note,  at the rate of ___% per annum, from the

date hereof,  payable quarterly  on each Interest Payment

Date  (commencing on the first Interest Payment Date that

is  at  least  20  days  subsequent  to  the date of this

Promissory Note); provided, however, that if any Interest

Payment  Date  is  not  a Business Day, interest shall be

paid on the next succeeding Business Day.   Any amount of

principal of,  or interest on, this Promissory Note which

is  not  paid  when  due  (whether   by  acceleration  or

otherwise)  shall  be  payable  on  demand and shall bear

interest from the date when due until paid, at a rate per

annum equal to the interest rate set forth above plus two

percent (2%)  per annum.  All  computations  of  interest

under this  Promissory Note shall be made on the basis of

a  year  of  360  days  for  the  actual  number  of days

(including  the  first  day  but  excluding the last day)

elapsed.  All interest  which shall be accrued under this

Promissory Note shall become due and payable as set forth

above and upon
the  acceleration  (as  hereinafter  set  forth)  of this

Promissory Note.  The  rate of interest  payable on  this

Promissory Note shall in no event exceed the maximum rate

of interest permitted by applicable law.


     2.  Definitions. As used herein, the following terms
         -----------
shall have the following respective meanings:



     "Business Day"  shall  mean any  day not a Saturday,

Sunday  or legal holiday  in the State of New York and on

which banks and  the Federal Reserve Bank of New York are

open  for  business in  New York City; provided, however,

that the term "Business Day"  shall also  exclude any day

on  which  banks  are  not  open  for  dealings in Dollar

deposits in the London Interbank Market.


     "Interest  Payment  Date"  shall   mean  January  1,

April 1, July 1 and October 1 of each year.


     "Interest Period"  shall mean each period commencing

on the date of this Promissory Note or on the last day of

the  preceding   Interest  Period   applicable  to   this

Promissory   Note    and   ending   on   the  numerically

corresponding day in the calendar month that is three (3)

months  later;  provided,   however,  that   the  initial

Interest Period shall end on the next succeeding Interest

Payment Date that is at least twenty (20) days subsequent

to  the  date  of  this  Promissory  Note;  and provided,

further, that if any  Interest Period  would end on a day

that is not a Business Day, such Interest Period shall be

extended to the next succeeding Business Day.

     "Maturity Date" shall mean January 1, 1999; provided,

however,  that  if  such  date is not a  Business Day, the

"Maturity Date" shall be the next succeeding Business Day.



     3.   Representations    and    Warranties.    Obligor
          ------------------------------------
represents and warrants as follows:



     (a)  Obligor  is  a  corporation  duly  incorporated,

          validly existing and  in good standing under the

          laws  of  the  state  of   Kansas  and  has  all

          requisite  corporate  power to issue and deliver

          this  Promissory  Note.  The execution, delivery

          and  performance  by  Obligor of this Promissory

          Note have  been duly authorized by all necessary

          corporate action on the part of Obligor.



     (b)  Neither the issuance of this Promissory Note nor

          the  performance  by  Obligor of its obligations

          hereunder  will  violate  any  provision of law,

          regulation, judgment  or  order or any contract,

          agreement,  indenture,  note or other instrument

          binding  upon  Obligor or its charter or by-laws

          or  give  cause  for    acceleration    of   any

          indebtedness of Obligor.



     (c)  No   authority   from,   or   approval  by,  any

          governmental body,  commission  or agency, state

          or  federal,  is  required  for  the  execution,

          delivery  or  performance  by  Obligor  of  this

          Promissory Note.



     4.   Security.   The  prompt and complete payment and
          --------
performance  in full of this Promissory Note is secured by

that certain  [letter of credit dated __________ issued by

_______  payable to Lender] [Security Agreement [describe]

for  the  Government  Securities and the Control Agreement

[describe]].

     5.   Event of Default.  The occurrence of any of the
          ----------------
following events, acts or occurrences shall constitute an

"Event of Default" hereunder:



     (i)  either (a) Obligor shall generally fail to pay,

or admit in writing its  inability  to  pay, its debts as

they  become  due, or shall voluntarily commence any case

or  proceeding or file any petition under any bankruptcy,

insolvency  or  similar  law   or   seeking  dissolution,

liquidation  or  reorganization  or  the appointment of a

receiver,  trustee, custodian or liquidator for itself or

a substantial portion of its property, assets or business

or  to  effect  a  plan  or  other  arrangement  with its

creditors,  or  shall  file  any  answer   admitting  the

jurisdiction of the court and the material allegations of

any   involuntary   petition  filed  against  it  in  any

bankruptcy, insolvency or similar  case or proceeding, or

shall be  adjudicated  bankrupt,  or shall make a general

assignment for the benefit of creditors, or shall consent

to,  or  acquiesce  in  the  appointment  of, a receiver,

trustee,  custodian  or  liquidator   for   itself  or  a

substantial portion  of its property, assets or business,

or (b) corporate action shall be taken by Obligor for the

purpose of effectuating any of the foregoing, or


     (ii)  involuntary   proceedings  or  an  involuntary

petition  shall  be  commenced  or  filed against Obligor

under  any  bankruptcy,  insolvency  or  similar  law  or

seeking the dissolution, liquidation or reorganization of

Obligor  or  the  appointment  of  a  receiver,  trustee,

custodian  or liquidator  for Obligor or of a substantial

part  of  the property, assets or business of Obligor, or

any writ,  judgment,  warrant of attachment, execution or

similar  process  shall  be  issued  or  levied against a

substantial  part  of the property, assets or business of

Obligor,  and  such  proceedings or petition shall not be

dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within sixty (60) days after commencement,

filing or levy, as the case may be; or



     (iii)     Obligor  shall  default  in  any  payment of

principal or interest under this  Promissory Note  and such

default shall continue unremedied; or



     (iv)  Any  representation by Obligor contained in this

Promissory Note  may  prove  at any time to be incorrect in

any material respect when made; or



     (v)  Obligor  shall  default  in  the  performance  or

observance  of  any  other  term,  covenant   or  agreement

contained  in  this  Promissory Note and such default shall

continue unremedied; or



     (vi)  The  [describe  the Letter of Credit or describe

the  Government   Securities  and   Securities   Agreement]

securing  this  Note  shall  cease  to be in full force and

effect.


     6.   Notice of Event of Default.  Obligor shall notify
          --------------------------
the Lender within five (5) days after the occurrence of any

Event of Default of which Obligor acquires knowledge.



     7.   Remedies.   Upon  the  occurrence of  an Event of
          --------
Default  hereunder  (unless all Events of Default have been

cured  or  waived  by  the  Lender), the Lender may, at its

option,  (i)  by  written  notice  to  Obligor, declare the

entire  unpaid  principal  balance  of this Promissory Note,

together  with all accrued interest thereon, immediately due and  payable  regardless  of any prior forbearance, and (ii)

exercise  any  and  all  rights and remedies available to it under
applicable law, including, without limitation, the right to

collect  from  Obligor  all  sums due under this Promissory

Note.



     8.   Payments.  Payments of the principal of, interest
          --------
on,  and  any  other sums owing under, this Promissory Note

shall  be  made  in  lawful  money  of the United States of

America in  Federal Reserve Bank funds or other immediately

available funds.   All  such payments shall be made at such

place  or  places  in the  United States of America, and in

such manner,  as  may be  specified by Lender to Obligor in

writing.


     9.   No Prepayments. Obligor may not prepay all or any
          --------------
part of any outstanding principal amount.


     10.  Obligations  Absolute   and  Unconditional.   The
          ------------------------------------------
Obligor's   obligations   hereunder   are    absolute   and

unconditional   and   shall   not   be   affected   by  any

circumstances whatsoever. The Obligor hereby agrees to make

or  cause  to  be  made all payments hereunder in full when

due, whether in respect of  principal, interest or any other amount owed hereunder  without notice, demand, counterclaim,

set-off,   deduction,   defense,    abatement,   suspension,

limitation, deferment, diminution, recoupment or other right that  the Obligor  may  have against the Lender or any other

Person  and  hereby  waives  and  agrees with respect to any payment  hereunder  not  to  assert  any defense or right of counterclaim,  set-off or recoupment, or other right that it may have against the Lender or any other Person.

     11.  Assignment, Etc.    Without   the  consent  of the
          ---------------
Obligor,  the  Lender may  assign, pledge or grant to one or

more   assignees,  all  or  a portion  of its  interests and

rights under this Note.


     12.  Notices.   All    notices,    demands  and   other
          -------
communications required or permitted by this Promissory Note to be given to,  or made upon, Obligor or Lender shall be in writing  and  shall  be  personally  delivered  or  sent  by

registered  or  certified   mail,  postage  prepaid,  return

receipt  requested,  or  by   telecopier,  to  the following

address of Obligor or Lender, as the case may be, or to such other address  with respect  to Obligor or Lender as Obligor or Lender shall notify the other in writing:


     If to Obligor:

          KN Energy, Inc.
          P.O. Box 281304
          370 Van Gordon
          Lakewood, Colorado 80228-8304
          Attention:  Treasurer
          Facsimile No.:  (303) [___________]

     If to Lender:

          Occidental Petroleum Corporation
          10889 Wilshire Boulevard
          Los Angeles, California 90024
          Attention:  Treasurer
          Facsimile No.:  (310) 443-6686


Each   such  notice,  demand or other communication shall be

deemed to be  given for the purposes of this Promissory Note

on  the  day   on  which  such   notice,   demand  or  other

communication is delivered or sent to the intended recipient thereof in accordance with the provisions of this Promissory

Note.

     13.  Fees and Expenses.  In  addition  to,  and  not in
          -----------------
limitation of, any rights  which  Lender may have under this

Promissory Note,  any  agreement  or applicable law, Obligor agrees, subject only to any limitation imposed by applicable law,  to  pay  all expenses, including reasonable attorneys'

fees  and  legal  expenses,  paid  or  incurred by Lender in endeavoring  to  collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.



     14.  Waiver.   The  rights  and  remedies of the Lender
          ------
under  this  Promissory  Note  shall  be  cumulative and not alternative.  No waiver by the Lender of any right or remedy under  this  Promissory  Note shall be effective unless in a writing  signed by  the Lender.  Neither the failure nor any delay in exercising any right, power or privilege under this

Promissory  Note  will  operate  as  a waiver of such right,

power or  privilege and no single or partial exercise of any such right,  power  or privilege by the Lender will preclude any  other  or  further  exercise  of  such  right, power or privilege  or  the  exercise  of  any  other right, power or

privilege.   To  the  maximum extent permitted by applicable

law, (a) no claim or right of the Lender arising out of this

Promissory Note can be discharged by the Lender, in whole or in part,  by  a waiver or renunciation of the claim or right unless  in  a writing,  signed by the  Lender; (b) no waiver that may be given by the Lender will be applicable except in the  specific  instance  for  which  it is given; and (c) no notice to or demand on Obligor will be deemed to be a waiver of  any  obligation of Obligor or of the right of the Lender to take  further action without notice or demand as provided

in  this Promissory Note.   Obligor hereby waives diligence,

presentment, demand, protest, notice of dishonor and protest and any other notice of any kind whatsoever.

     15.  Severability.  If any provision in this Promissory
          ------------
Note  is  held  invalid  or  unenforceable  by  any court of

competent  jurisdiction,  the  other   provisions   of  this

Promissory  Note  will remain in full force and effect.  Any

provision  of    this    Promissory  Note  held  invalid  or

unenforceable   only  in part or  degree will remain in full

force  and  effect  to   the  extent  not  held  invalid  or

unenforceable.


     16.  Successors and Assigns. This Promissory Note shall
          ----------------------
bind Obligor and its successors and assigns.



     17.  Section Headings, Construction.  The  headings  of
          ------------------------------
Sections  in   this   Promissory  Note   are   provided  for

convenience  only  and  will  not affect its construction or interpretation.  All words used in this Promissory Note will be  construed  to  be  of  such  gender  or  number  as  the circumstances require.  Unless otherwise expressly provided,

the  words  "hereof"  and "hereunder" and similar references refer to this Promissory Note in its entirety and not to any specific section or subsection hereof.


     18.  Governing Law.   This   Promissory Note  shall  be
          -------------
governed by,  and  construed in accordance with, the laws of the  State  of  Delaware,  without  regard to  principles of conflicts of laws.


                              KN ENERGY, INC.



                              By:
                                  -----------------------
                                     Name:
                                     Title:

                        Exhibit 9.88
                        ------------
               TERM LOAN ASSIGNMENT AGREEMENT






     Term Loan Assignment Agreement, dated as of __________,

1998 (this "Agreement"), by and between Occidental Petroleum

Corporation, a Delaware corporation (the "Seller"), and KN

Energy, Inc., a Kansas corporation (the "Buyer").





                          RECITALS
                          --------


     Whereas, the Seller and the Buyer have entered into a

Stock Purchase Agreement, dated as of December ____, 1997

(the "Stock Purchase Agreement"), which provides for the

sale by the Seller of all of the outstanding common stock

(the "Shares") of MidCon Corp., a Delaware corporation

("MidCon") to the Buyer.  Unless otherwise defined herein or the context otherwise requires, initially capitalized terms

used herein have the meanings provided in the Stock Purchase

Agreement.



     Whereas, the MidCon Corp. ESOP Trust (the "Trust") was

established pursuant to the Trust Agreement, dated November

20, 1996 by and
between U.S. Trust Company of California, N.A., not in its

individual capacity but solely in its capacity as trustee

(the "Trustee") and the Seller.


     Whereas, the Seller, the Trust and MidCon entered into

the Term Loan Agreement, dated as of November 20, 1996

(together with all amendments and other modifications, if

any, from time to time thereafter made thereto, the "Term

Loan Agreement").


     Whereas, pursuant to the Term Loan Agreement, the Trust

has issued to the Seller a Non-Recourse Promissory Note,

dated November 20, 1996, in an aggregate principal amount of

US $1,398,600,000 (the "ESOP Note") and MidCon has agreed to guarantee the obligations of the Trust under the ESOP Note

and the Term Loan Agreement.


     Whereas, to secure the obligations of the Trust under

the ESOP Note and the Term Loan Agreement, the Seller (in

its individual capacity and also as a collateral agent), the

Trust and MidCon have entered into a Pledge Agreement, dated as of November 20, 1996 (the "Pledge Agreement").


     Whereas, it is a condition to the Closing that the

Buyer issue and deliver to the Seller the Substitute Note

pursuant to Section 5.3.4 of the

Stock Purchase Agreement, that the Seller assign the ESOP

Note to the Buyer and that the Buyer and the Seller enter

into this Agreement.



     NOW THEREFORE, in consideration of the foregoing and

other consideration, the receipt and sufficiency of which

are hereby acknowledged, the Parties hereto agree as

follows:


     1.   Transfer of the ESOP Loan.  Effective as of the
          -------------------------
Closing, the Seller hereby assigns to the Buyer all of the

Seller's rights under the ESOP Note and the Term Loan

Agreement including, without limitation, all unpaid interest with respect to the ESOP Note.  The Seller shall deliver a

copy of this Agreement to the Trustee on behalf of the Trust and the Buyer shall specify by written notice to the Trustee and MidCon the address notices shall thereafter be sent to

Buyer in lieu of "Occidental".


     2.   Representations of the Buyer.  The Buyer hereby
          ----------------------------
represents and warrants that it is legally authorized to

enter into this Agreement and acknowledges and confirms that it has received a copy of the Term Loan Agreement and the

exhibits related thereto, and the Pledge Agreement and has

received such other documents and information as it deems

appropriate to enter into this Agreement.

     3.   Pledge Agreement.  The Parties understand that the
          ----------------
Pledge Agreement may be terminated concurrent with the

execution of this Agreement.


     4.   Counterparts.  This Agreement may be executed by
          ------------
the Parties in separate counterparts, each of which when so

executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the

same agreement.

                         OCCIDENTAL PETROLEUM CORPORATION
                         (The Seller)



                         By:
                            ----------------------------------
                            Name:
                                 -----------------------------
                             Title:
                                   ------------------------------


                         KN ENERGY, INC.
                         (The Buyer)



                         By:
                            ----------------------------------
                            Name:
                                 -----------------------------
                             Title:
                                   ------------------------------